SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PCS EDVENTURES!.COM, INC.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                       PCS EDVENTURES!.COM, INC.
                     345 Bobwhite Court, Suite 200
                           Boise, Idaho 83706
                            (208) 343-3110

               Notice of Annual Meeting to Shareholders

To the Shareholders of PCS Edventures!.com, Inc.:

     The 2006 annual meeting of shareholders of PCS Edventures!.com, Inc.
will be held at the Company's offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Thursday, August 10, 2006, at 8:30 a.m. MDT. At this year's meeting, we plan to conduct the following business items:

     1)   To re-elect the current members of our Board of Directors;
     2) To ratify the appointment of HJ & Associates as our independent registered public accounting firm for the fiscal year ending March 31, 2007;
     3) To amend the Articles of Incorporation to increase the number of our authorized shares of common stock and preferred stock;
     4) To amend the Articles of Incorporation to authorize Series A preferred stock;
     5) To amend the Articles of Incorporation to permit our Board to limit waiver or amendment of rights, options and warrants of the Company;
     6) To amend the Articles of Incorporation to authorize the Board to designate and issue additional classes or series of stock without further shareholder approval; and
     7) To transact such other business as may properly come before the annual meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

     Shareholders of record at the close of business on Friday, June 9, 2006, are entitled to notice of and vote at the annual meeting.

     All shareholders are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, you are urged to complete, date and sign the accompanying proxy card and return it to our offices as soon as possible in the enclosed self-addressed, stamped envelope provided for your convenience. If you send your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

     Should any shareholder wish to submit a proposal for consideration at the annual meeting, the deadline is August 7, 2006. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.

                              By the Order of the Board of Directors,


                              Donald J. Farley,
                              Secretary

                             PROXY STATEMENT

     This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of shareholders to be held at our offices located at 345 Bobwhite Court, Suite 200 Boise, Idaho 83706, on Thursday, August 10, 2006, at 8:30 a.m. MDT, and at any adjournment thereof. It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-KSB of the Securities and Exchange Commission for fiscal year ended March 31, 2006, this Proxy Statement, and the accompanying Proxy card will be mailed to shareholders starting on or about July 6, 2006.

     Shareholders can ensure that their shares are voted at the annual meeting by signing, dating and returning the accompanying proxy card in the self-addressed, stamped envelope provided. The submission of a signed Proxy will not affect a shareholder's right to attend the annual meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the annual meeting of a shareholder who has signed a proxy does not, by itself, revoke that Proxy unless the shareholder attending the annual meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the meeting.

     Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each item so presented.

     The Board of Directors knows of no other matters to be presented for shareholder action at the annual meeting. If any other matters properly come before the annual meeting, the persons named as proxies will vote on such matters in their discretion.

     The expense of printing and mailing Proxy materials, including expenses involved in forwarding Proxy materials to beneficial owners of common stock held in the name of another person, will be paid by us. No solicitation, other than by mail, is currently planned.

     Only shareholders of record at the close of business on Friday, June 9, 2006 (this date is referred to as the "record date"), are entitled to receive notice of and to vote the shares of common stock registered in their name at the annual meeting. As of the record date, we had 30,873,238 shares of our common stock outstanding. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

     Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the annual meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting.
The shares represented at the annual meeting by Proxies that are marked "withhold authority" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

     Directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by proxy, at the annual meeting and entitled to vote. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

                         PROPOSAL NO. 1
                 ELECTION OF BOARD OF DIRECTORS

     The nominees for election as Directors are the four members of our current Board of Directors: Anthony A. Maher, Donald J. Farley, Cecil D. Andrus and Michael K. McMurray. Each director is to serve until the next Annual Meeting of our stockholders or the director's prior death, resignation or termination and the appointment and qualification of a successor.

     The names of our current directors and executive officers and the positions held by each are set forth below:


Name                     Age         Position            Held Position Since
----                     ---         --------            -------------------
Anthony A. Maher          58   Chairman, President and CEO        1989
Donald J. Farley          58   Secretary                          1994
Cecil D. Andrus           77   Director                           1997
Michael K. McMurray       60   Director                       1989-1994,
                                                            2003-present

    Anthony A. Maher. Mr. Maher was recruited to PCS at our inception as Chairman of the Board, President and Chief Executive Officer and structured our purchase of PCS Schools, Inc. and PCS LabMentors, LTD. Since then, Mr. Maher has overseen the development of our curriculum from four core areas to over 60; the development of our distance developer database; and the creation of our web-based publishing expertise. From 1982 to 1989, he was founder and Chairman of the Board of National Manufacturing Company, Inc. and its subsidiary, National Medical Industries, Inc. From 1979 to 1982, Mr. Maher was Executive Vice President for Littletree Inns, a hotel company based in Boise, Idaho, with properties throughout the Northwest. Mr. Maher graduated from Boise State University in 1970 with a Bachelor of Arts degree in Political Science.

     Donald J. Farley. Mr. Farley is the Secretary of the Company and acted as our Company's legal counsel from 1994 until 2005. Mr. Farley is a founding partner of the law firm of Hall, Farley, Oberrecht & Blanton, P.A. His legal practice emphasizes litigation and representation of closely held businesses. He has been in private practice since 1975, after serving a two-year judicial clerkship with former United States District Judge J. Blaine Anderson. Mr. Farley is admitted to practice before all state and federal courts in Idaho and has also been admitted to practice before the United States Supreme
Court. He is a member of the American Bar Association, the International Association of Defense Counsel, Defense Research Institute, the Idaho State Bar Association and the Association of Trial lawyers of America. Mr. Farley graduated from the University of Idaho in 1970 with a Bachelor of Arts degree in Economics and from the University of Idaho College of Law in 1973.

     Cecil D. Andrus. Governor Andrus joined the PCS Board of Directors in November 1995. Following his retirement from public service in January 1995, Mr. Andrus founded and now directs the Andrus Center for Public Policy at Boise State University. Governor Andrus is the first person in the history of Idaho to be elected Governor four different times (1970, 1974, 1986, and 1990). When he retired from public office, he was the senior governor in the United States in length of service. Mr. Andrus resigned as governor in 1977 to become the Secretary of the Interior in the Carter Administration, the first Idahoan to serve in a Presidential Cabinet. Governor Andrus is a former Director of Albertsons and KeyCorp, and a current Director of The
Coeur D'Alene Company and Rentrak Corp. He also serves "Of Counsel" to the Gallatin Group, a public affairs and corporate analysis company, and the Andrus Center for Public Policy at Boise State University.

     Michael K. McMurray. Mr. McMurray returned to the Board of PCS after having served from 1989 through 1994. He retired from Boise Cascade after serving there for over 30 years, starting as a Treasury Analyst in 1970, Assistant to Realty Controller from 1971 to 1974, Manager, Cash & Banking from 1974 to 1976, Manager of Banking & Corporate Credit from 1976 to 1980, Assistant Treasurer from 1980 to 1989, and then Assistant Treasurer and Director, Retirement Funds from 1989 until he retired in 2000. Mr. McMurray has served with distinction on several Boards including Regence Blue Shield of Idaho, American Red Cross, Farmers & Merchants State Bank, Idaho Housing and Finance, Boise Family YMCA, Hillcrest Country Club and the Downtown Boise Association. He is a graduate of the University of Idaho with a degree in Finance and has completed the Program for Management Development at the Harvard Business School.

Committees.
-----------

     Audit Committee: We chartered an audit committee in 2001 for the purpose of engaging HJ & Associates for the annual audit. The audit committee currently consists of Board members, Michael K. McMurray and Cecil D. Andrus. Mr. McMurray is considered an audit committee financial expert based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes/Oxley Act. The audit committee continued to implement the formal policy regarding the scope, responsibilities and length of service for the audit committee adopted fiscal year 2005. The audit committee did not hold any formal meetings during fiscal year 2006, but did discuss auditing issues via telephone conference.

     Compensation Committee: We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management's compensation, as well as any incentive plans proposed by the Company. The compensation committee currently consists of Board members, Cecil D. Andrus and Donald J. Farley. The compensation committee held one (1) meeting during fiscal year 2006.

     Nominating or Governance Committee: PCS does not have standing nominating or governance committee or a charter with respect to the process for nominations to our Board of Directors. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

     Our Bylaws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning stockholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate stockholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, Anthony A. Maher. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

     In evaluating potential directors, Mr. Maher and the Board consider the following factors:

     *  the appropriate size of our Board of Directors;

     * our needs with respect to the particular talents and experience of our directors;

     * the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

     *  familiarity with the educational industry;

     *  experience with accounting rules and practices; and

     * the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

     Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, Mr. Maher and the Board will also consider candidates with appropriate non-business backgrounds.

     Other than the foregoing, there are no stated minimum criteria for director nominees, although Mr. Maher and the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and our shareholders.

     Mr. Maher and the Board of Directors identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

     Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of stockholders. In addition, our directors review and give careful consideration to any and all stockholder communications. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Significant Employees.
----------------------

    Joseph A. Khoury. Mr. Khoury is the founder of PCS LabMentors, LTD, formerly known as 511092 N.B. LTD. Prior to forming LabMentors, he was employed as a software engineer with MIMS Consultants, Inc. He brings to us extensive knowledge of computer software and network communication systems. He graduated from the University of New Brunswick in 1993 with a Bachelor of Science in Electrical Engineering.

     Shannon M. Wilson. Ms. Wilson joined PCS as the Assistant Chief Financial Officer in August, 2005, after working as a Chief Accountant for Washington Group International in the financial reporting department, internal reporting. Prior to working for Washington Group International, she was employed as a Registered Paralegal and Office Manager for an intellectual property law firm. She brings to us extensive knowledge of legal obligations and proceedings, intellectual property protection needs and management, cash management skills, capital project evaluation, GAAP knowledge, and financial reporting expertise. She graduated in 2002 from Boise State University with a Bachelor of Business Administration in Finance and in 2003 from Boise State University with a Masters of Business Administration.

Family Relationships.
---------------------

     There are no family relationships between any of our directors or executive officers.

Involvement in certain legal proceedings.
-----------------------------------------

     During the past five years, none of our present or former directors, executive officers or persons nominated to become directors or executive officers:

          (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

          (2) Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities;

          (4) Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

Certain Relationships and Related Transactions.
-----------------------------------------------

Transactions with Management and Others.
----------------------------------------

     During the last two fiscal years ended March 31, 2006, and 2005, we have granted certain stock options to members of our management.

     During the year ended March 31, 2003, three members of our Board of Directors acted as guarantors on a promissory note that provided us $60,600 in financing. This note was paid in full during 2004.

     On September 14, 2004, we authorized and issued options to purchase 335,520 shares of common stock to Board Members as payment for accrued directors fees totaling $45,000. These options vested immediately and have an exercise price ranging from $0.10-$0.23 per share. This payment covered all directors' fees incurred for the year ended March 31, 2004.

     During 2004, we issued 305,441 shares of common stock to our President, Anthony A. Maher, in payment of $32,608 in accrued interest. The stock was valued at the market price of the stock on the dates of conversion, or an average of $0.11 per share.

     During the quarter ended June 30, 2004, we issued options to purchase 150,000 shares of common stock to a newly appointed member of the Board of Directors for services rendered. The options are exercisable at $0.15 per share and expire on June 30, 2014. The issuance of these options resulted in $3,000 in non-cash director expenses included in general and administrative expense.

     During July 2004, we issued 250,000 shares of common stock to our Chief Executive Officer, Anthony A. Maher, for the non-cash exercise of options, reducing related party debt by $17,500.

     During the month of September 2004, we issued options to purchase 14,423 shares of common stock to each of our four Board Members, for a total issuance of 57,692 at an exercise price of $0.26 per share. The options were issued as compensation for Board services for the quarter ending June 30, 2004.

     During October 2004, we issued 344,559 shares of common stock at $0.06 per share to our Chief Executive Officer, Anthony A. Maher, for the non-cash reduction of related party debt of $20,674.

     During the month of January 2005, we issued options to purchase 78,948 shares of common stock to each of our four Board Members, for a total issuance of 315,792 at an exercise price of $0.10 per share. The options were issued as compensation for Board services for the quarters ending September 30, 2004, and December 31, 2004.

     During the year ended March 31, 2005, we repaid debt owed to our President, Anthony A. Maher, of $48,828 through cash payments and issuances of common stock.

     During the month of April 2005, we issued options to purchase 20,270 shares of common stock to each of our four Board Members, for a total issuance of 80,080 at an exercise price of $0.185 per share. The options were issued as compensation for Board services for the quarter ending March 31, 2005.

     During the month of June 2005, we issued options to purchase 5,769 shares of common stock to each of our three Board Members, the CEO, Anthony A. Maher is excluded from all future issuances of Board compensation per his request and consent minutes of the Board, for a total issuance of 17,307 shares at an exercise price of $0.65 per share. The options were issued as compensation for Board services for the quarter ending June 30, 2005.

     During September 2005, our Chief Executive Officer, Anthony A. Maher, exercised 100,000 options to purchase common stock for the repayment of debt and accrued interest owed in the amount of $16,000 for which he received 100,000 shares of common stock.

     During the month of September 2005, we issued options to purchase 5,597 shares of common stock to each of our three Board Members for a total issuance of 16,791 shares at an exercise price of $0.67 per share. The options were issued as compensation for Board services for the quarter ending September 30, 2005.

     During the month of December 2005, we issued options to purchase 6,048 shares of common stock to each of our three Board Members for a total issuance of 18,144 shares at an exercise price of $0.62 per share. The options were issued as compensation for Board services for the quarter ending December 31, 2005.

     During January 2006, our Chief Executive Officer, Anthony A. Maher, exercised 25,000 options to purchase common stock for the repayment of debt and accrued interest owed in the amount of $4,000 for which he received 25,000 shares of common stock.

     During the month of March 2006, we issued options to purchase 7,075 shares of our common stock to each of our three Board Members for a total issuance of 21,225 shares at an exercise price of $0.53 per share. The options were issued as compensation for Board services for the quarter ending March 31, 2006.

Transactions with Promoters.
----------------------------

     None, not applicable.

Code of Ethics.
---------------

     We have adopted a Code of Ethics and it was attached as Exhibit 14 to our 2004 Annual Report on Form 10-KSB of the Securities and Exchange Commission and can be accessed in the Edgar archives of the Securities and Exchange Commission. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided on request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance.
--------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission's regulations to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during fiscal year 2006.

Board of Directors Meetings.
----------------------------

     During fiscal year 2006, our Board of Directors held four (4) meetings, with all directors attending all meetings. In addition, our Board of Directors adopted several resolutions by unanimous consent without a meeting, in accordance with Idaho law.

Compensation.
-------------

                  Executive Compensation Table

                     Long Term Compensation
                   -------------------------

               Annual Compensation     Awards        Payouts
              ---------------------   -------------------------
(a)           (b)   (c)   (d)   (e)      (f)   (g)        (h)    (i)


                                Other  Restr.  Sec.               All
Name and                        Annual Stock   Underlying LTIP    Other
Principal          Salary Bonus Comp.  Award   Options/   Payouts Comp.
Position*    Year  ($)     ($)   ($)    ($)    SARs(#)     ($)     ($)
----------------------------------------------------------------------

Anthony A. 3/31/06 120,000   0    0      0       0          0       *
Maher      3/31/05 120,000   0    0      0       0          0       *
President
Director

* Aggregate amount of other compensation is less than $50,000 or 10% of the total annual salary and bonus reported.

     Mr. Maher is the only executive officers of ours whose compensation
exceeded $100,000 during the last two fiscal years.   See the table below
under the heading "Stock Option Plans and Other Incentive Compensation Plans" of this Item for stock options granted to Mr. Maher and other members of management during the last two fiscal years ended March 31, 2006 and 2005.

Compensation of Directors.
--------------------------

     Each fiscal year, the Board of Directors sets the dollar amount for the compensation of outside directors for their services. Said compensation shall be in the form of freely tradable PCS common stock at its then bid price, or in the form of stock options to purchase PCS common stock at its then current bid price. For fiscal years 2006 and 2005, the Board of Directors set the amounts of $15,000 for each of said fiscal years. It is the current practice of the Company to issue this compensation in the form of options that vest immediately upon execution of each agreement. The current CEO is excluded from receiving additional compensation as a Board member beginning the second fiscal quarter of 2006 by unanimous consent of the Board and at his own request.

Employment Agreements.
----------------------

     We have no written employment agreements with our management with the exception of our subsidiary President, Joseph A. Khoury. The contract was effective December 1, 2005, and expires after six months. The contract automatically renews for twelve-month periods, but may be terminated with ninety (90) days written notice by either party. The contract provides for a salary of $60,000 (Canadian dollars) per year, as well as issuance of Rule 144 stock if certain performance goals are met by the subsidiary as established by the Board.

Currently, we are paying our officers the following annual salaries:
Anthony A. Maher - $120,000; Robert O. Grover - $100,000 (effective December
2005); and Christina M. Vaughn - $40,000, who is employed on a part-time basis. We also makes available medical and dental insurance coverage for our officers and other U.S. employees.

Stock Option Plans and Other Incentive Compensation Plans.
----------------------------------------------------------

     PCS has adopted a Special Development Bonus Program ("Program") for our development staff for fiscal years 2005 and 2006. This Program allows the development staff, as defined therein, to receive a percentage bonus based on the total adjusted gross sales of the Company, with an increased percentage upon our becoming profitable.

      However, there are no other formal option plans or other incentive compensation plans as of the date of this Proxy Statement. The following were grants of stock options made during the fiscal years ended March 31, 2006, and 2005, to our directors and executive officers and others. These options are described as follows:

      We granted the following options as of March 31, 2006:

                                                           Amount
                  Date of   Issue     Issue   Amount     Expired/     Amount
 Description      Grant     Number    Price   Exercised Cancelled Outstanding
----------------  -------- ---------  --------  --------- --------- ---------
1) Board Members  12-10-01 1,000,000  $   0.30         0   (250,000)  750,000
2) Board Members  06-03-02 1,000,000  $   0.16  (125,000)  (250,000)  625,000
3) Employees      07-01-02   335,000  $   0.16  (260,000)   (75,000)        0
4) Employee       08-15-02     5,000  $   0.16         0     (5,000)        0
5) Board Members  10-21-02   499,998  $   0.09   (166,666)  166,666)  166,666
6) Board Members  05-15-03   892,855  $   0.07   (464,285) (214,285)  214,285
7) Employee       05-20-03   100,000  $   0.07    (50,000)         0   50,000
8) Employee       07-25-03    25,000  $   0.10         0    (25,000)        0
9) Employee       07-25-03    25,000  $   0.10    (15,000)        0    10,000
10) Employee      09-05-03   150,000  $   0.07         0          0   150,000
11) Employee      09-25-03    25,000  $   0.10    (15,000)        0    10,000
12) Board Member  04-28-04   150,000  $   0.15         0          0   150,000
13) Consultant    04-28-04 2,000,000  $   0.10   (750,000) (1,250,000)      0
14) Consultant    04-28-04 4,000,000  $   0.10         0   (4,000,000)      0
15) Consultant    04-28-04   200,000  $   0.10         0     (200,000)      0
16) Consultant    04-28-04   200,000  $   0.20         0     (200,000)      0
17) Consultant    04-28-04   200,000  $   0.30         0     (200,000)      0
18) Consultant    04-28-04   200,000  $   0.35         0     (200,000)      0
19) Board Members 09-14-04    80,358  $   0.14    (53,572)         0   26,786
20) Board Members 09-14-04    93,750  $   0.12    (62,500)         0   31,250
21) Board Members 09-14-04   112,500  $   0.10    (75,000)         0   37,500
22) Board Members 09-14-04    48,912  $   0.23    (16,304)         0   32,608
23) Board Members 09-14-04    57,692  $   0.26    (14,423)         0   43,269
24) Employee      07-29-04   153,533  $   0.15         0           0  153,533
25) Employee      08-10-04    50,000  $   0.13         0           0   50,000
26) Employee      07-10-04    50,000  $   0.13         0           0   50,000
27) Employee      07-01-04    25,000  $   0.31         0           0   25,000
28) Consultant    07-29-04     5,000  $   0.15      (5,000)        0        0
29) Employee      11-15-04   100,000  $   0.10         0           0  100,000
30) Board Members 01-04-05   315,792  $   0.10     (157,896)       0  315,792
31) Consultant    01-06-05     4,500  $   0.10      (4,500)        0        0
32) Employee      06-01-04    75,000  $   0.31         0           0   75,000
33) Employee      06-14-04   250,000  $   0.31         0           0  250,000
34) Employee      06-01-04    50,000  $   0.31         0           0   50,000
35) Employee      06-01-04    75,000  $   0.31       (344)         0   74,656
36) Employee      06-16-04   150,000  $   0.31         0           0  150,000
37) Board Members 04-01-05    81,080  $   0.185        0           0   81,080
38) Employees     05-26-05   175,000  $   0.50         0           0  175,000
39) Employee      05-26-05   107,467  $   0.50         0           0  107,467
40) Employee      08-24-05   100,000  $   0.61         0           0  100,000

41) Board Members 06-30-05    17,307  $  0.65          0           0   17,307
42) Board Members 09-30-05     16,791 $  0.67          0           0   16,791
43) Board Members 12-31-05     18,144 $  0.62          0           0   18,144
44) Board Members 03-31-06     21,225 $  0.53          0           0   21,225
45) Consultant    02-01-06    121,429 $  0.75          0           0  121,429
46) Consultant    03-01-06     21,429 $  0.63          0           0   21,429
47) Consultant    02-20-06     50,000 $  0.60          0           0   50,000
48) Investor      12-29-05  2,500,000 $  1,20          0           0 2,500,000

49) Investor      12-29-05  2,500,000 $  1.80          0           0 2,500,000
                           ----------          ------------------------------
                           18,434,762         (2,235,490)(7,035,951)9,321,217
                           ==========          ========= ========== =========
    Amount Exercisable                                              7,977,321
                                                                   ==========

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE-NAMED NOMINEES FOR DIRECTORS OF THE COMPANY.


                         PROPOSAL NO. 2
   RETENTION OF HJ & ASSOCIATES, LLC AS INDEPENDENT AUDITORS

     The Board of Directors has selected HJ & Associates, LLC as independent auditors for the fiscal year ending March 31, 2007. To the knowledge of PCS, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with PCS other than as independent public accountants. It is anticipated that representatives of HJ & Associates, LLC will not be present at the Annual Meeting.

     HJ & Associates, LLC, of Salt Lake City, Utah, audited our financial statements for the fiscal year ended March 31, 2006. These financial statements accompanied our Form 10-KSB Annual Report for the year ended March 31, 2006, which has been filed with the Securities and Exchange Commission and a copy of which accompany's this Proxy Statement.

    The following is a summary of the fees billed to us by our principal accountants during the fiscal years ended March 31, 2006, and March 31, 2005:


     Fee category                      2006           2005
     ------------                      ----           ----

     Audit fees                        $ 34,343   $32,500

     Audit-related fees                $      0   $     0

     Tax fees                          $      0   $     0

     All other fees                    $ 32,420   $     0

     Total fees                        $ 66,763   $32,500

     Audit fees. Consists of fees for professional services rendered by our principal accountants for the audit of our annual financial statements and the review of financial statements included in our Forms 10-QSB or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

     Audit-related fees. Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit fees."

     Tax fees. Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

     All other fees. Consists of fees for products and services provided by our principal accountants, other than the services reported under "Audit fees," "Audit-related fees" and "Tax fees" above. The fees disclosed in this category include due diligence, preparation of pro forma financial statements as a discussion piece for a Board member, and preparation of letters in connection with the filing of Current Reports on Form 8-K.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.
---------------------------------

     Our Audit Committee Charter provides for the approval, in advance of their performance, of all professional services to be provided to us by our independent auditor, provided that the audit committee shall not approve any non-audit services proscribed by Section 10A(g) of the Securities Exchange Act of 1934, as amended, in the absence of an applicable exemption. The audit committee may delegate to a designated member or members of the audit committee the authority to approve such services so long as any such approvals are disclosed to the full audit committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE HJ & ASSOCIATES AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR.

                        INTRODUCTION OF
                       PROPOSAL NOS. 3-6
       TO APPROVE AMENDMENTS TO ARTICLES OF INCORPORATION

     Background Information. During the last fiscal year ended March 31, 2006, we have undertaken several steps to enhance our strategic position, as well as increase market awareness, namely the acquisition of 511092 N.B. LTD, the investment made from Barron Partners LP and the execution and delivery of several Consulting Agreements that are described below.

     To complete these steps, we have made commitments to issue up to 18,309,203 additional shares of our common stock, which is 9,505,660 shares in excess of the number of currently authorized and unissued shares of our common stock.

     The commitments to issue common stock are as follows:

                                       Commitments               Reserved (1)

Barron's (common stock)                 5,834,306 (2)            5,834,306
Barron's (warrants)                     5,000,000                5,000,000
Options                                 3,803,321                  100,000
LabMentors Earnout                      3,150,000
Cyndel (options)                          250,000 (3)
Cyndel (consulting fee)                   133,121 (4)
Khoury (Employment agreement)              88,455
JG Capital (warrants)                      50,000
                                      -----------               ----------
                                       18,309,203               10,934,306

(1) The Reserved shares reflect a covenant to reserve shares issuable to Barron under the Note Purchase Agreement and the requirements of Option Agreements with Christina Vaughn and Suzanne Haislip, which provide that we should reserve the option shares. For additional information, see below.

(2) The number of shares of common stock listed under Barron's Commitments includes the maximum amount of stock that would be issuable on conversion of the Barron's security if the agreed EBITDA target is not satisfied by March 31, 2007. If the EBITDA target is met, the commitment will equal 1,666,667 shares issuable upon conversion of the Barron's Note or preferred stock. For additional information, see below.

(3) Pursuant to a Consulting Agreement with Cyndel & Co., Inc., we agreed to pay to Cyndel a consulting fee of $5,000 per month for thirty-six months beginning January 1, 2006. One half of the consulting fee is payable in the form of our common stock valued at current market price at the time of payment. At June 9, 2006, we have issued 16,879 shares of common stock to Cyndel in partial payment of the consulting fee. The 133,121 share figure represents the estimated amount of common stock to be issued in payment of one-half of the monthly consulting fee during the remainder of the thirty-six month term. Note, however, that we may terminate this Consulting Agreement after June 29, 2006 upon 30 days written notice. For additional information, see below.

(4) The Cyndel Consulting Agreement also provides for us to issue Cyndel common stock options for up to 750,000 shares at $0.75 per share. These options are issuable in several traunches as follows: (i) an option for 100,000 shares vested upon execution of the Consulting Agreement, (ii) an option for 21,429 shares has been issued for each of the first two months and an option for 21,429 shares is issuable for each of the following five (5) months of the Consulting Agreement, (iii) an option for 150,000 shares is issuable if the Consulting Agreement is in place on January 1, 2007, (iv) an option for 150,000 shares is issuable if the Consulting Agreement is in place on January 1, 2008, and (v) an option for 200,000 shares is issuable if the Consulting Agreement is in place on January 1, 2009. Because the Consulting Agreement may be terminated by us upon 30 days written notice at any time after June 29, 2006, we are currently contractually liable to issue options for 250,000 stock options under the Consulting Agreement. For additional information, see below.

Barron's Commitment.
--------------------

     The largest commitment of our shares is to the Barron Partners' Agreement. Pursuant to the Note Purchase Agreement dated December 29, 2005, by and between the Company and Barron Partners LP, a Delaware limited partnership (the "Note Purchase Agreement"), Barron Partners LP ("Barron") purchased from us a convertible promissory note in the principal amount of $1,000,000 (the "Note"). The Note and the Note Purchase Agreement contemplate that the Note shall be converted into convertible preferred stock having certain rights, preferences, and limitations set forth in the Certificate of Designations attached as Exhibit A to the Note; and the Note Purchase Agreement therefore requires that we amend our Articles of Incorporation to authorize 5,000,000 shares of preferred stock having such rights, preferences and limitations. Further, until such preferred stock has been duly authorized by an amendment of our Articles of Incorporation, the Note (or the preferred stock, if issued prior to March 31, 2007) shall be convertible into 1,666,667 shares of our common stock at the Conversion Price of $0.60 per share; provided that, if the our EBITDA (where "EBITDA" means earnings before interest, tax, depreciation and amortization as reported from continuing operations before any non-recurring items) is less than $4,500,000 for the fiscal year ended March 31, 2007, then the Conversion Price shall be reduced proportionately, but not below $0.1714 per share. Therefore, if the Conversion Price is reduced to $0.1714, the maximum number of shares in which the Note (or the preferred stock, if issued prior to March 31, 2007) may be converted equals 5,834,306 shares of common stock of the Company.

     Pursuant to the Note Purchase Agreement, Barron purchased (i) a Common Stock Purchase Warrant "A" (the "Class A Warrant") entitling Barron to purchase up to 2,500,000 shares of our common stock at a price of $1.20 per share and (ii) a Common Stock Purchase Warrant "B" (the "Class B Warrant") to purchase up to 2,500,000 shares of our common stock at a price of $1.80 per share. The Class A Warrant is exercisable through the later of December 29, 2009, or 18 months of the effectiveness of our registration statement registering the shares underlying the Class A Warrant. The Class A Warrant has a "cashless exercise" feature, and the exercise price may be adjusted downward, to as low as $0.15 per share, based upon our failure to meet certain EBITDA targets during the period of exercisability. We may call the Class A Warrant if the closing market price of our common stock equals or exceeds $1.80 per share for 30 consecutive trading days and there is an effective registration statement covering the shares of common stock underlying the Class A Warrant during such period. The period of exercisability of the Class B Warrant, and the other material terms thereof, are the same as for the Class A Warrant, with the exception that the call feature is triggered if the closing market price of our common stock equals or exceeds $2.70 per share for 30 consecutive trading days and there is an effective registration statement covering the shares of common stock underlying the Class B Warrant during such period.

     The Note Purchase Agreement also requires amendment of our Articles of Incorporation to include (A) a provision granting the Company's Board of Directors the authority to (i) classify any unissued shares of our authorized stock into one or more classes or into one or more series within a class; (ii) to reclassify any unissued shares of any class of our authorized stock into one or more classes or into one or more series within one or more classes; and
(iii) to reclassify any unissued shares of any series of any class of our authorized stock into one or more classes or into one or more series within a class (the "Blank Check Authorization"), and (B) a provision authorizing the Board to provide, in any rights, options or warrants issued by us, that any terms and conditions of such rights, options or warrants may be waived or amended only with the consent of holders or a designated group of the holders of a designated percentage of a designated class of our capital stock (the "Option Amendment Provision"). See the Second Amended and Restated Articles of Incorporation that follow.

     As of June 9, 2006, the Note had not been converted and neither of the warrants had been exercised, in whole or in part. A registration statement was filed with the Securities and Exchange Commission that covers the shares that can be purchased by Barron under the Class A and B warrants and the Note. The registration statement was declared effective by the Securities and Exchange Commission on March 15, 2006.

Options.
--------

     In addition, we also have issued to our employees and outside consultants, pursuant to agreements therewith and the 2004 Employee Stock Option Plan, outstanding options to purchase approximately 3,800,000 shares of our common stock. Certain of the option agreements require us to reserve 100,000 shares of common stock for future issuance upon exercise of the outstanding options.

LabMentors, Ltd.
----------------

     On November 30, 2005, we entered into a Stock Purchase Agreement with 511092 N.B. LTD. dba LabMentors, a Canadian Company, whereby we acquired all of the issued and outstanding shares of common stock of LabMentors and LabMentors became our wholly-owned subsidiary. Since the acquisition, the name of this subsidiary has been changed to PCS LabMentors, LTD.

     LabMentors engages in web-based educational products. LabMentors currently sells products to Course Technology and DeVry in the United States. These programs offer a unique atmosphere highly conducive to individual styles of learning and a system that utilizes computer technology to increase areas of inquiry and application. In addition, the labs allow certifications for several platforms and software applications at the collegiate level. The Company intends to continue to develop products for this market, as well as expand its reach into secondary education in the U.S. and internationally. LabMentors' products and technologies are targeted to the public and private school classrooms. The products and technologies are delivered to the classroom through software and Internet access. These technologies allow students to explore the basic foundations of computers from programming to database technologies to server integration.

     As a result of the PCS LabMentors, LTD., fka 511092 N.B. LTD. acquisition ("LabMentors Acquisition"), we are obligated to pay out to the original shareholders of 511092 N.B. LTD. as outlined in Schedule 1.3 of the Stock Purchase Agreement dated December 5, 2005, restricted shares of our common stock if certain earnings objectives tiers are met as specified in Section
2.4.2 of the Stock Purchase Agreement. We have estimated that we will pay out approximately 3,150,000 shares of restricted common stock if these performance goals are met.

     Pursuant to the LabMentors Acquisition, we acquired all of the assets of LabMentors, namely current inventory of learning programs, intellectual property comprising the delivery platform, one pending Canadian trademark application, one Canadian copyright, accounts receivable, and cash, as well as the liabilities, namely trade payables and deposits payable comprising of one deposit payable due December 2005. All LabMentors stock that was outstanding at the time of closing was converted into the our common stock at $0.60 per share. The LabMentors Acquisition was structured through a Share Exchange Agreement. The purchase price of the transaction was $420,000 USD, which was converted to our common stock at $0.60 per share and our common stock was issued as "restricted securities" under to Rule 144 in the amount of 700,000 shares. The 511092 N.B. LTD. DBA LabMentors unaudited financial statements for September 30, 2005, along with the unaudited proforma combined financial statements of us and LabMentors, can be viewed in our 8-K/A Current Report filed with the Securities and Exchange Commission on February 15, 2006, which are incorporated herein by reference and attached as Exhibit B.

Cyndel & Co., Inc.
------------------

     We entered into a Consulting Agreement with Cyndel & Co., Inc. ("Cyndel") effective January 1, 2006. This Consulting Agreement provides that Cyndel will continue to assist us in seeking qualified acquisition candidates, as well as potential investors. The Consulting Agreement requires us to pay a monthly consulting fee of $5,000 either entirely in cash or, at our option, $2,500 in cash and $2,500 in the form of Rule 144 restricted common stock valued at a 25% discount from the current market price. Due to the limited cash available to us, we have decided to pay $2,500 in cash with the other $2,500 fee being paid in restricted common stock each month. As a result of this Consulting Agreement, as of June 9, 2006, we had issued 16,879 shares of restricted common stock and are obligated, over the three year term of the Consulting Agreement, to issue approximately 110,000 shares of common stock to Cyndel in addition to the 16,879 shares already issued, assuming an average discounted price of $0.70 per share. The Consulting Agreement also provides for us to issue Cyndel common stock options to purchase up to 750,000 shares at $0.75 per share. These options are issuable in several tranches as follows: (i) an option for 100,000 shares vested upon execution of the Consulting Agreement, (ii) an option for 21,429 shares has been issued for each of the first four months and an option for 21,429 shares is issuable for each of the following three (3) months of the Consulting Agreement, (iii) an option for 150,000 shares is issuable if the Consulting Agreement is in place on January 1, 2007, (iv) an option for 150,000 shares is issuable if the Consulting Agreement is in place on January 1, 2008, and (v) an option for 200,000 shares is issuable if the Consulting Agreement is in place on January
1, 2009.   Because the Consulting Agreement may be terminated by us upon 30 days written notice at any time after June 29, 2006, we are only currently contractually liable to issue up to 64,287 stock options to purchase an additional 64,287 shares under the Consulting Agreement.

Joseph A. Khoury.
-----------------

     In connection with the 511092 N.B. LTD. acquisition, an employment agreement was reached with Joseph A. Khoury, President of PCS LabMentors, LTD, fka 511092 N.B. LTD. This employment agreement, among other things, provides that we will issue restricted common stock to Mr. Khoury in payment of 40% of his salary each quarter if the subsidiary reaches financial earnings goals as specified by our Board of Directors for such quarter. The quantity of shares is dependent on the price of our common stock; however, it is estimated that we will pay out approximately 90,000 shares of common stock over the first three years of the term of the employment agreement if the performance goals are met (assuming a conversion rate of $0.86 US dollars per Canadian dollar and an average common stock price of $0.70). The term of the employment agreement is six-months. Thereafter, the employment agreement automatically renews for twelve-month periods, but may be terminated, by either party, with ninety (90) days written notice prior to the expiration of the then current term. As of June 9, 2006, we have issued 11,321 shares of Rule 144 stock to Mr. Khoury for his performance during the first quarter of calendar 2005 (last quarter of fiscal year 2006).

J.G. Capital and Colebrook Capital.
-----------------------------------

     In addition to the finder and broker fees paid with respect to the Barron transaction, as outlined in the Form 8-K Current Report filed on January 9, 2006, that is incorporated herein by reference, the consummation of the Barron transaction triggered our obligation to pay a consulting fee to (i) J.G. Capital, pursuant to a Consulting Agreement, for assistance in obtaining the Barron investment and (ii) Colebrook Capital. The fee payable to J.G. Capital was paid on January 3, 2006 and January 27, 2006, in cash in the amount of $10,000 and $30,000, respectfully, for a total cash payment of $40,000, and through the issuance of warrants to purchase 50,000 shares of our common stock for $0.60 per share that was issued on February 20, 2006. The fee payable to Colebrook Capital was paid on January 3, 2006, and January 27, 2006, in equal cash amounts of $10,000, for a total payment of $20,000.

Proposals to Amend Articles of Incorporation.
----------------------------------------------

     The Company's Board of Directors has unanimously adopted resolutions approving and recommending to the Company's shareholders, for their approval, Second Amended and Restated Articles of Incorporation that include certain amendments of the Company's current Articles of Incorporation. The Board has determined that each of these amendments should be included in a separate proposal for shareholder consideration, as described below in Proposals Nos. 3, 4, 5, and 6. The proposed amendments, if approved by the shareholders, would:

   * increase the authorized capital stock of the Company, from 50,000,000 shares consisting of 40,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 80,000,000 shares consisting of 60,000,000 shares of common stock and 20,000,000 shares of preferred stock, as described in Proposal No. 3;
   * designate a series of preferred stock consisting of 5,000,000 shares with certain rights and preferences as described in Proposal No. 4, and add a provision limiting waivers and amendments of certain rights, warrants and options as described in Proposal No. 5; and
   * authorize and vest in the Board of Directors the authority, without shareholder approval, to classify or reclassify, from time to time, any unissued shares of the Company's authorized stock into one or more classes or into one or more series within one or more classes (the "Blank Check Authorization"), as described in Proposal No. 6.

     The proposed amendments of the Company's Articles of Incorporation are set forth in the Second Amended and Restated Articles of Incorporation attached as Exhibit A. The current provisions and proposed amendments described below are qualified in their entirety by reference to the actual text as set forth in Exhibit A.

     A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at the annual meeting of shareholders. If a quorum is present at the annual meeting, the affirmative vote of a majority of the voting shares represented at the annual meeting is required for approval of each of Proposal Nos. 3, 4, 5, and 6. Amendments approved by the shareholders will become effective upon filing Second Amended and Restated Articles of Incorporation with the Idaho Secretary of State following the annual meeting.

                        PROPOSAL NO. 3:
       AMENDMENT OF THE CURRENT ARTICLES OF INCORPORATION
         TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                COMMON STOCK AND PREFERRED STOCK

     We have recently funded our operations and growth in large part by using the Company's capital stock as currency. We have utilized the Company's capital stock to (i) pay employee compensation and bonuses in the form of stock options, (ii) fund corporate acquisitions, including the acquisition of PCS LabMentors, LTD ("LabMentors") and payment of earnouts with respect to such acquisitions, (iii) pay for financial advisory and management consulting services, and (iv) to raise working capital. We intend to continue to use our capital stock to further the growth of the Company by funding acquisitions, paying for consulting services, providing employment incentives and raising additional capital, provided that we have sufficient authorized, and unissued common or preferred stock to do so.

     Article V of our current Articles of Incorporation (as previously amended) authorizes the issuance of 40,000,000 shares of common stock, of which 30,873,238 shares have been issued and are presently outstanding as of June 9, 2006.

     We have made commitments to issue up to 18,311,540 additional shares of our common stock as detailed in the "Background Information" Introduction above. The actual number of shares that we may be obligated to issue may be substantially less than the amounts listed above, depending on future circumstances. For example, if our EBITDA for the fiscal year ending March 31, 2007, exceeds $4,500,000, the shares issuable to Barron Partners LP upon conversion of their Note will be 1,666,667 rather than 5,834,306. If, however, we are required to issue the maximum number of shares of common stock pursuant to the commitments listed above, these commitments would require us to issue 9,517,997 shares of common stock in excess of the number of currently authorized and unissued shares, thereby putting us in default of those contractual obligations that we could not meet.

     Additionally, the over-commitment of common stock limits our ability to use common stock in connection with future financing and other corporate needs. The lack of authorized common stock available for issuance could limit or delay our ability to pursue opportunities for future financings, acquisitions, and other transactions. At this time, we are currently negotiating the possible acquisition of two businesses, and contemplate issuing common stock to fund those acquisitions. We have no present commitments, agreements or intent to issue additional shares of common stock or preferred stock, other than with respect to those business acquisitions and as set forth above.

     Article V of our current Articles of Incorporation (as previously amended) authorizes the issuance of 10,000,000 shares of preferred stock with certain specific rights, preferences, and limitations. We have previously issued 82,850 shares of this preferred stock to raise working capital, but have subsequently reacquired and cancelled all of those shares. We have no intention of reissuing those preferred shares because their designated rights, preferences, and limitations are not suited to our future needs.

     Instead, if the shareholders approve the Blank Check Authorization included in Proposal No. 6, below, the Board will reclassify these shares as authorized and unissued shares of preferred stock, undesignated as to series and without any specific rights, preferences or limitations. These shares would thereafter be available for issuance as preferred stock with such rights, preferences, and limitations as may be designated by the Board pursuant to the Blank Check Authorization.

     If the shareholders do not approve the Blank Check Authorization provision included in Proposal No. 6, the reacquired shares of preferred stock will retain their existing rights, preferences, and limitations; and the number of shares of any other series of preferred stock with different rights, preferences, and limitations will be limited to 10,000,000 shares, of which up to 5,384,306 shares are expected to be designated, pursuant to Proposal No. 3, with specified rights, preferences, and limitations and to be issued to Barron Partners LP upon conversion of the Note.

     The Board of Directors recommends an increase in the number of authorized shares of common stock from 40,000,000 shares to 60,000,000 shares in order to (i) meet the Company's current common stock commitments, and
(ii) provide flexibility for the Company's business and financial purposes in the future, including acquisitions, employee incentives, and other objectives. The Board of Directors further recommends an increase in the number of authorized shares of preferred stock from 10,000,000 shares to 20,000,000 shares in order to (i) comply with the commitments made in the Barron's Note Purchase Agreement and the Note, wherein we covenanted to authorize and designate a class of preferred stock for issuance upon conversion of the Note and (ii) provide flexibility for our business and financial purposes in the future.

     The Board of Directors therefore proposes to amend Article V of the current Articles of Incorporation to read, in part, as follows:

          5.1 Capital Stock. This Corporation is authorized to issue two (2) classes of stock designated, respectively, "Preferred Stock" and "Common Stock". This Corporation is authorized to issue a total of eighty million (80,000,000) shares (without par value) consisting of twenty million (20,000,000) shares of Preferred Stock, and sixty million (60,000,000) shares of Common Stock.

     We may issue the additional shares of common stock and preferred stock for various purposes, including (without limitation) expanding our business through acquisitions of other businesses, raising capital, issuing stock options to officers, directors or employees, issuing warrants to financial advisors and other consultants, establishing strategic relationships with other companies or individuals, and issuing stock dividends. Unless required to do so by applicable law, a regulatory authority or a third party, further stockholder approval for the issuance of the authorized common stock or preferred stock would not be sought.

     Our Board of Directors believes the proposed increases in the authorized common stock and preferred stock will make a sufficient number of shares available to us for the foreseeable future should we decide to use our shares of common stock or preferred stock for one or more of the purposes identified above or otherwise.

     If this Proposal No. 3 is approved, the additional shares of common stock would have rights identical to our currently outstanding common stock. Increasing the number of authorized shares of common stock and the issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to issuance of additional shares of the Company's common stock outstanding, such as dilution of the earnings per share and decrease in the percentage of voting rights of current holders of common stock as a result of such dilution.

     If this Proposal No. 3 is approved, the additional shares of preferred stock would have (i) rights, preference and limitation designated as provided in Proposal No. 4, if that proposal is approved by the shareholders or (ii) rights, preferences, and limitations to be designated by the Board of Directors pursuant to the Blank Check Authorization, if granted pursuant to Proposal No. 6; provided that the Note Purchase Agreement with Barron prohibits us from issuing, prior to December 29, 2007, preferred stock which, with respect to dividend, redemption or liquidation rights, is senior to or on a parity with the Series A Preferred Stock to be issued to Barron as described in Proposal No. 4.

     Increasing the number of authorized shares of preferred stock and issuing preferred stock may affect the rights of the holders of our currently outstanding common stock by (among other possibilities) granting holders of preferred stock preferential rights such as dividend, redemption and liquidation preferences, and by diluting the earnings per share and voting rights of current holders of common stock.

     The additional shares of common stock and preferred stock that would become available for issuance if this Proposal No. 3 is adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or management, as the Board of Directors could issue additional shares of stock of the Company, which could dilute the stock ownership of a person attempting to obtain control of the Company. Although the proposal to increase the authorized common stock and preferred stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at the Company), shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

     In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our capital stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The Board of Directors believes the increase in the authorized shares of common stock and preferred stock is necessary to provide the Company with the flexibility to act in the future with respect to financings, acquisitions, stock splits and other corporate purposes, without the delay and expense of obtaining stockholder approval each time an opportunity requiring the issuance of shares may arise.

     RECOMMENDATION OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 60,000,000 AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000.

                        PROPOSAL NO. 4:
          AMENDMENT OF THE ARTICLES OF INCORPORATION
             TO AUTHORIZE SERIES A PREFERRED STOCK

     Our Board of Directors has approved a proposal to amend our Articles of Incorporation by adding a new Article 5A. in order to designate 5,000,000 shares of the Company's preferred stock as Series A Preferred Stock ("Series A") meeting the requirements of the Barron Note Purchase Agreement and Note. In those agreements, we covenanted to seek shareholder approval of a class of Series A Preferred Stock with the following designations, rights and preferences, as set forth in Article 5A of the Second Amended and Restated Articles of Incorporation (Exhibit A):

     1. Dividends: No dividends will be payable with respect to the Series A Preferred Stock; and no dividends will be payable to holders of common stock while the Series A Preferred Stock is outstanding.
     2.   Voting:  The Series A Preferred Stock shall have no voting rights.
     3. Amendment: So long as any Series A Preferred Stock remains outstanding, the Company shall not, without the affirmative approval of the holders of Series A Preferred Stock, alter or change the rights and preferences of the Series A Preferred Stock, create a class of stock senior or on a parity with the Series A Preferred Stock, or amend the Articles of Incorporation to increase the authorized Series A Preferred Stock.
     4. Liquidation: Upon any liquidation, dissolution of winding-up, the holders of Series A shall be entitled to receive, for each share of Series A Preferred Stock, an amount equal to $0.60 before any distribution or payment is made to holder of any junior securities, including the common stock.

     5. Conversion: Each share of Series A Preferred Stock shall be initially convertible into one share of common stock at the option of the holders of the Series A Preferred Stock. The conversion of Series A Preferred Stock into common stock shall be adjusted for stock dividends, stock splits, dilutive equity issuance. The conversion rate will also be adjustable based on the Company's EBITDA at its March 31, 2007, fiscal year end, as set forth in
          Section 5A.7 of the Amended and Restated Articles of Incorporation.

     Pursuant to the Barron Note Purchase Agreement, we received $1,000,000 cash in exchange for the Note. The Note is convertible into shares of common stock; however, the Note provides that, upon amendment of our Articles of Incorporation to authorize and designate Series A Preferred Stock, the Note will thereupon be automatically converted into shares of Series A Preferred, which in turn will be convertible into common stock.

     Shareholder approval of this Proposal No. 4 will enable us to comply with our covenants and agreements with Barron Partners LP.

     RECOMMENDATION OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO DESIGNATE THIS CLASS OF SERIES A PREFERRED STOCK.

                        PROPOSAL NO. 5:
         AMENDMENT OF THE ARTICLES OF INCORPORATION TO
              PERMIT THE BOARD TO LIMIT WAIVER OR
    AMENDMENT OF RIGHTS, OPTIONS AND WARRANTS OF THE COMPANY

     The Board of Directors has approved a proposal to further amend the Company's Articles of Incorporation to provide that any terms and conditions of any rights, options, and warrants approved by the Board of Directors may provide, within such rights, options and warrants, that any or all of such terms and conditions may be waived or amended only upon the consent of the holders of a designated percentage of the designated class or classes of capital stock of the Company into which the right, warrant or option may be converted or exercised (the "Option Amendments"). Pursuant to the Barron Note Purchase Agreement, we covenanted to amend the current Articles of Incorporation to provide for such limitations.

      The proposed amendment appears as Article VIII in the attached Amended and Restated Articles of Incorporation:

          WAIVER OR AMENDMENTS TO OPTIONS AND WARRANTS. The terms and conditions of any rights, options and warrants approved by the Board of Directors of the Corporation may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including, but not limited to, disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

     The Board of Directors believes that shareholder approval of this Proposal No. 5 will enable us to comply with our covenants with Barron Partners LP, pursuant to the Note Purchase Agreement, whereby we covenanted and agreed to amend the current Articles of Incorporation to provide for such limitations.

     RECOMMENDATION OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO LIMIT WAIVERS OR AMENDMENTS OF RIGHTS, OPTIONS OR WARRANTS ISSUED BY THE COMPANY.

                          PROPOSAL NO. 6:
     AMENDMENT of THE ARTICLES OF INCORPORATION TO AUTHORIZE THE
  BOARD TO DESIGNATE AND ISSUE ADDITIONAL CLASSES OR SERIES OF STOCK
              WITHOUT FURTHER SHAREHOLDER APPROVAL

     The Board of Directors has approved a proposal to further amend the Company's Articles of Incorporation in order to authorize and vest in our Board of Directors the authority to classify or reclassify, from time to time, any unissued shares of the Company's authorized stock into one or more classes or into one or more series within one or more classes ("Blank Check Authorization"). This provision is set forth in new Section 5.2 of the attached Second Amended and Restated Articles of Incorporation (Exhibit A).

     The Blank Check Authorization would vest in our Board of Directors the authority to designate one or more classes or one or more series of capital stock by resolution. The provision authorizing the Board of Directors to designate terms and conditions of the capital stock in this manner is often referred to as "blank check" authority, as it gives the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which our securities are then listed), to create one or more classes or series of capital stock and to determine by resolution the designations, price, preferences, relative rights and limitations of each such class or series, including voting rights, without any further vote or action by the shareholders. Because the Blank Check Authorization would entitle the Board of Directors to designate the rights, preferences, and limitations of authorized but unissued capital stock of the Company, the rights of the holders of issued and outstanding shares of ours are subject to, and may be adversely affected by, the rights of the holders of any capital stock which may be designated and issued in the future by the Board of Directors.

     The amendment also specifies the disposition of shares of common stock or preferred stock reacquired by us from time to time. These amendments are set forth in Sections 5.3 through 5.5 of Article V of the attached Second Amended and Restated Articles of Incorporation (Exhibit A). In particular,
Section 5.5 provides that the 10,000,000 previously authorized shares of preferred stock (including the 82,850 shares previously issued and subsequently reacquired by us) shall resume the status of authorized and unissued shares of preferred stock, undesignated as to series and available for classification or reclassification by the Board of Directors and reissuance by the Company pursuant to the Blank Check Authorization granted by
Section 5.2.

     The Board of Directors believes that the grant of Blank Check Authorization will provide us with greater flexibility in meeting future capital requirements by enabling the Board to customize classes and series of stock to meet the needs of particular transactions and then prevailing market conditions, or to facilitate any other proper corporate purposes, such as joint ventures or acquisitions or issuance in public or private offerings as a means of raising working capital.

      RECOMMENDATION OF THE BOARD. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO GRANT THE BLANK CHECK AUTHORIZATION.

                            DISSENTERS' RIGHTS

     There are no dissenters' rights applicable to the election of our directors for the coming year or the retention of HJ & Associates, LLC as our independent auditors for the coming year or the proposals to amend our Articles of Incorporation as set forth in Proposal Nos. 3-6.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the election of directors for the coming year or the retention of HJ & Associates, LLC as our independent auditors for the coming year that is not shared by all stockholders, with the exception that only the persons who are elected directors at the Annual Meeting will serve in that capacity.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

     The securities entitled to vote regarding the election of our directors for the coming year, retention of our auditors and the restatement and amendment to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on June 9, 2006, the Record Date for determining our stockholders who would have been entitled to notice of and to vote on these matters, was 30,873,238.

Security ownership of management.
---------------------------------

    The following tables set forth the share holdings of our directors and executive officers and those persons who own more than five percent of our common stock, based on 30,873,238 outstanding shares at June 9, 2006, unless indicated otherwise:

                     DIRECTORS AND EXECUTIVE OFFICERS
                     --------------------------------

       Name and Address                                      Percentage
     of Beneficial Owner           Shares Owned                   Owned
     -------------------           ------------                   -----

     Anthony A. Maher                2,760,276(1)                  8.2%
     345 Bobwhite Court, Suite 200,
     Boise, Idaho 83706

     Robert O. Grover                  588,790(2)                  1.7%
     345 Bobwhite Court, Suite 200,
     Boise, Idaho 83706

     Donald J. Farley                1,730,121(3)                  5.1%
     345 Bobwhite Court, Suite 200,
     Boise, Idaho 83706

     Cecil D. Andrus                 1,109,254(4)                  3.3%
     345 Bobwhite Court, Suite 200,
     Boise, Idaho 83706

     Michael K. McMurray               288,130(5)                  0.9%
     345 Bobwhite Court, Suite 200
     Boise, Idaho 83706

     Christina M. Vaughn               300,000(6)                  0.9%
     345 Bobwhite Court, Suite 200,
     Boise, Idaho 83706

     All officers and directors      6,776,571                    20.0%(7)
     as a group (six persons)

     (1) Based upon 33,633,514 shares of common stock issued and outstanding as of June 9, 2006, including 686,936 shares that may be issued upon the exercise of currently exercisable options held by Mr. Maher. The shares beneficially owned by Mr. Maher include: (i) 1,979,340 shares owned of record by Mr. Maher; (ii) 10,000 shares owned by Louise Maher; (iii) 9,500 shares which are beneficially owned by Sullivan Maher, LLC, for which Mr. Maher acts as a manager (iv) 35,000 shares owned by the Nick Maher Foundation, of which Mr. Maher is a trustee; (v) 4,500 shares owned by E. L. Sullivan which are voted by Mr. Maher pursuant to an irrevocable proxy; and 10,000 shares owned by the Maher Family Partnership LLP; and (vi) 686,936 shares which may be issued upon the exercise of currently exercisable stock options.

     (2) Based upon 31,462,028 shares of common stock issued and outstanding as of June 9, 2006, including 350,000 shares that may be issued upon the exercise of currently exercisable options held by Mr. Grover. The shares beneficially owned by Mr. Grover include 238,790 shares owned of record and 350,000 shares underlying currently exercisable options.

     (3) Based upon 32,603,359 shares of common stock issued and outstanding as of June 9, 2006, including 916,636 shares that may be issued upon the exercise of currently exercisable options held by Mr. Farley. These shares include 813,485 shares owned of record by Mr. Farley and 916,636 shares, which may be issued upon the exercise of currently exercisable stock options.

     (4) Based upon 31,982,492 shares of common stock issued and outstanding as of June 9, 2006, including 425,486 shares that may be issued upon the exercise of currently exercisable options held by Mr. Andrus. These shares include (i) 683,768 shares owned of record by Mr. Andrus and (ii) 425,486 shares which may be issued upon the exercise of currently exercisable stock options.

     (5) Based upon 31,161,368 shares of common stock issued and outstanding as of June 9, 2006, including 288,130 shares that may be issued upon the exercise of currently exercisable options held by Mr. McMurray. Mr. McMurray does not currently own any shares of our common stock.

     (6) Based upon 31,173,238 shares of common stock issued and outstanding as of June 9, 2006, including 300,000 shares that may be issued upon the exercise of currently exercisable options held by Ms. Vaughn. Ms. Vaughn does not currently own any shares of our common stock.

     (7) Based upon 37,649,809 shares of common stock issued and outstanding as of June 9, 2006, including all 2,992,188 shares that may be issued upon the exercise of currently exercisable options collectively held by all of our directors and executive officers.

     Unless otherwise noted above, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

          VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Vote Required for Approval.
---------------------------

Idaho Law.
----------

     The Idaho Business Corporation Act (the "Idaho Act") requires the approval of stockholders who hold at least a majority of the voting power present at the meeting at which a quorum is present to effectuate all of the proposals. This solicitation is being made by the Company and we will bear the cost of preparing, printing and mailing each of these documents and of the solicitation of proxies. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of our common stock and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed June 9, 2006, as the Record Date for the determination of our holders of common stock entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on that date, there were 30,873,238 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and will not be entitled to cumulative voting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed proxy is being solicited by our Board of Directors for use at the Annual Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by us prior to or at the Annual Meeting, and not properly revoked will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions given therein. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Anthony A. Maher, our President and CEO, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to Anthony Maher before the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to 345 Bobwhite Court, Suite 200, Boise, Idaho 83706,
Attention: Anthony Maher, or hand delivered to Anthony Maher, at or before the taking of the vote at the Annual Meeting.

Voting Procedures.
------------------

     The presence in person or by proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum, but because they will not be voted in favor of any of the proposals to be voted on, they will effectively serve as a vote against each. The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the proxy and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Annual Meeting. Each stockholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors. The retention of HJ & Associates as our Independent Financial Auditors will be approved if a majority of the shares represented at the Annual Meeting and entitled to vote thereon votes in favor thereof. Shares that are authorized but not yet issued will not be entitled to vote at the Annual Meeting.

Other Matters.
--------------

     The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with his best judgment.

Effective Date of Actions.
---------------------------

      The effective date of the actions covered hereby will be following our Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                               By Order of the Board of Directors,


                               Anthony A. Maher,
                               Director, Chairman, and President

                             PROXY

 FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD August 10, 2006

This Proxy Is Solicited by the Board of Directors and Management of the
Company.

The undersigned stockholder of PCS Edventures!.com, Inc. (the "Company"), hereby appoints Anthony A. Maher or ___________________ as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held August 10, 2006 at 8:30 a.m. and to vote said shareholder's shares as follows:

I direct that my proxy vote as follows:

1. On a proposal to elect Cecil D. Andrus, Anthony A. Maher, Donald J. Farley, and Michael McMurray to the Board of Directors until the next Annual Meeting.

      _____ For         _____ Against       _____ Abstain


2. On a resolution ratifying the re-selection of HJ & Associates as the Company's financial auditors.

      _____ For         _____ Against       _____ Abstain


3. On a proposal to amend the current Articles of Incorporation to increase the number of authorized shares of common stock and preferred stock

      _____ For         _____ Against       _____ Abstain

4. On a proposal to amend the Articles of Incorporation to authorize Series A preferred stock

      _____ For         _____ Against       _____ Abstain

5. On a proposal to amend the Articles of Incorporation to permit the Board to limit waiver or amend the rights, options and warrants of the Company

      _____ For         _____ Against       _____ Abstain

6. On a proposal to amend the Articles of Incorporation to add blank check authorization

     _____ For         _____ Against       _____ Abstain

I authorize my proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

In the event Anthony A. Maher is unable to attend this Annual Meeting, then Donald J. Farley shall be authorized to vote these shares in his place in the above-prescribed manner with all of the discretion otherwise to be held by Mr. Maher.

The undersigned hereby revokes any Proxy previously given, and incorporates by reference the provisions of the instructions following this proxy.

_____________________________      ______________________
Print Name of Shareholder          Number of Shares

_____________________________      _______________________
Signature of Shareholder      Date

Address:
__________________________________________________________________________
Street or P.O. Number           City               State              Zip

                           Exhibit A

                   SECOND AMENDED AND RESTATED
                   ARTICLES OF INCORPORATION
                              OF
                    PCS EDVENTURES!.COM, INC.

Pursuant to Section 30-1-1007 of the Idaho Business Corporation Act ("the Act"), the undersigned corporation, effective as of _____________, 2006 (the "Effective Date"), adopts the following Amended and Restated Articles of Incorporation (the "Articles"), which restate and supersede in their entirety the corporation's Articles of Incorporation as originally filed and all prior amendments and restatements of the corporation's Articles of Incorporation.

                            Article 1

The name of the corporation is PCS Edventures!.COM, Inc. and its duration shall be perpetual.

                            Article 2

[Deleted]

                            Article 3

The corporation is organized to engage in any and all lawful activities for which corporations may be organized under the Idaho Business Corporation Act.

                            Article 4

[Deleted]

                            Article 5

5.1 Capital Stock. This corporation is authorized to issue two (2) classes of stock designated, respectively, "Preferred Stock" and "Common Stock." This corporation is authorized to issue a total of eighty million (80,000,000) shares (without par value) consisting of twenty million (20,000,000) shares of Preferred Stock, and sixty million (60,000,000) shares of Common Stock. Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote in a meeting of the shareholders. Votes may not be cumulative. Holders of Common Stock shall have no preemptive rights.

5.2 Terms of Classes or Series Determined by Board of Directors. The Board of Directors is expressly authorized to exercise, without shareholder approval, all powers permitted by Idaho Code Section 30-1-602, including the authority (i) to classify any unissued shares of the corporation's authorized stock into one or more classes or into one or more series within a class; (ii) to reclassify any unissued shares of any class of the corporation's authorized stock into one or more classes or into one or more series within one or more classes; or (iii) to reclassify any unissued shares of any series of any class of the corporation's authorized stock into one or more classes or into one or more series within a class. If the Board acts pursuant to this authorization, it must determine (prior to issuance or reissuance of any such shares) the terms, including the preferences, rights and limitations, of the shares of any such class or series such as (without limitation) dividend rights and preferences, conversion rights, voting rights (including, without limitation, any special, conditional or limited voting rights or no right to vote), rights of redemption (including any sinking fund provisions) and liquidation preferences of such series or class. The Board of Directors is also expressly authorized to fix the number of shares constituting each such class or series of the corporation's authorized stock and to increase or decrease the number of shares of any class or series prior to the issuance or reissuance of shares of that class or series. Prior to issuing any shares of any class or series of stock classified or reclassified by the Board of Directors pursuant to this
Section 5.2, the corporation shall deliver to the Idaho Secretary of State articles of amendment setting forth the terms of such class or series.

5.3 Reacquired Common Stock. Unless a resolution of the Board of Directors provides that reacquired shares of Common Stock shall constitute authorized and unissued shares, any shares of Common Stock reacquired by the corporation shall be treasury shares; and the corporation may hold, use, resell, cancel or dispose of such reacquired Common Stock free of any restrictions that would be imposed on the original issuance of Common Stock.

5.4 Reacquired Preferred Stock. Unless a resolution of the Board of Directors provides otherwise, any shares of Preferred Stock reacquired by the corporation (whether by redemption, repurchase, conversion to Common Stock or other means) shall, upon such reacquisition, resume the status as authorized and unissued shares of Preferred Stock, undesignated as to series and available for classification or reclassification by the Board of Directors and reissuance by the corporation as provided in Section 5.2.

5.5 Convertible Preferred Stock. Prior to the effective date of these Articles, all of the issued and outstanding Convertible Preferred Stock of the Company, as provided in the Articles of Amendment to the Articles of Incorporation of the Company dated September 5, 2003, were reacquired by the Company. All reacquired and all unissued and authorized shares of Convertible Preferred Stock of the Company shall resume the status of authorized and unissued shares of Preferred Stock, undesignated as to series and available for classification or reclassification by the Board of Directors and reissuance by the corporation as provided in Section 5.2.

                            ARTICLE 5A
                     SERIES A PREFERRED STOCK

5A.1      Definitions.  Capitalized terms used and not otherwise defined within this Article 5A that are defined in the Purchase Agreement (as defined below), shall have the meanings given such terms in the Purchase Agreement. With respect to this Article 5A, the following terms shall have the following meanings:

5A.1.1    "Affiliate" means any Person that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the another Person.

5A.1.2    "Bankruptcy Event" means any of the following events: (a) the corporation or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the corporation or any Significant Subsidiary thereof; (b) there is commenced against the corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

5A.1.3    "Closing Date" means the date on which the payment of the Purchase
Price (as defined herein) by the Investor to the corporation is completed pursuant to the Purchase Agreement to purchase the Preferred Stock and Warrants, which shall occur on or before December 29, 2005.

5A.1.4    "Commission" means the Securities and Exchange Commission.

5A.1.5    "Common Stock" means the corporation's common stock without par value, and stock of any other class into which such shares may hereafter have been reclassified or changed.

5A.1.6    "Common Stock Equivalents" means any securities of the corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

5A.1.7    "Conversion Date" shall have the meaning set forth in Section
5A.6.1.

5A.1.8    "Conversion Ratio" shall have the meaning set forth in Section
5A.6.1.

5A.1.9    "Conversion Value" shall have the meaning set forth in Section
5A.6.1.

5A.1.10   "Conversion Shares" means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

5A.1.11   "Conversion Shares Registration Statement" means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a "selling stockholder" thereunder, all as provided in the Registration Rights Agreement.

5A.1.12   "Dilutive Issuance" shall have the meaning set forth in Section
5A.7.4 hereof.

5A.1.13   "Effective Date" means the date that the Conversion Shares
Registration Statement is declared effective by the Commission.

5A.1.14   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

5A.1.15   "Exempt Issuance" means the issuance of (a) shares of Common Stock, warrants, options or other rights (i) to employees, officers, or directors of the corporation pursuant to any stock or option plan (including, without limitation, the corporation's 2004 Nonqualified Stock Option Plan) duly adopted by a majority of the non-employee members of the Board of Directors of the corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) to consultants or advisors to the corporation or to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, real property lease transactions or similar transactions, pursuant to arrangements approved by the Board of Directors, or (iii) in payment of compensation of the corporation's directors, (b) securities upon the exercise or conversion of any securities issued hereunder, (c) shares of Common Stock issued to (i) former shareholders of LabMentors pursuant to the Share Exchange Agreement dated November 30, 2005 (excluding, however, shares of Common Stock to be issued pursuant to the earnout provisions of that agreement if issued for less than $0.50 per share),
(ii) certain financial advisors in connection with the LabMentors acquisition, and (iii) LabMentors' president, Joe Khoury, pursuant to an employment agreement made in connection with the LabMentors acquisition, (d) shares of Common Stock and warrants issued to Cyndel & Co., Inc., a consultant to the corporation, pursuant to a Consulting Agreement effective November 1, 2005,
(e) shares of Common Stock issuable pursuant to options, warrants or rights outstanding as of the Effective Date of the Amended and Restated Articles of Incorporation, provided that such securities have not been amended since the Effective Date of the Second Amended and Restated Articles of Incorporation to increase the number of such securities, (f) shares of Common Stock issuable in payment of noncash dividends or upon conversion of corporation's outstanding shares of preferred stock, (g) securities issued pursuant to acquisitions or strategic transactions provided however that there is no variable rate pricing mechanisms without a floor price included in any such transaction (including, without limitation, securities issued in connection with the acquisition of Back-Up Training Corporation of Coeur d'Alene, Idaho), provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the corporation and in which the corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

5A.1.16   "Fundamental Transaction" shall have the meaning set forth in
Section 5A.7.9 hereof.

5A.1.17   "Holder" shall have the meaning given such term in Section 5A.2 hereof.

5A.1.18   "Junior Securities" means the Common Stock and all other equity or equity equivalent securities of the corporation other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

5A.1.19   "Original Issue Date" shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

5A.1.20   "Person" means a company, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

5A.1.21   "Purchase Agreement" means the Note Purchase Agreement, dated as of the December 29, 2005, to which the corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the corporation.

5A.1.22   "Registration Rights Agreement" means the Registration Rights
Agreement, dated as of the Closing Date, to which the corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

5A.1.23   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

5A.1.24   "Series A Preferred Stock" shall have the meaning set forth in
Section 5A.2.

5A.1.25   "Subscription Amount" shall mean the One Million Dollars
($1,000,000.00) to be paid for the Note purchase pursuant to the Purchase Agreement, in United States Dollars and in immediately available funds.

5A.1.26   "Subsidiary" shall mean a company, limited liability company, partnership, joint venture or other business entity of which the corporation owns beneficially or of record more than 19% of the equity interest.

5A.1.27   "Trading Day" means a day on which the Common Stock is traded on a
Trading Market.

5A1.28    "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

5A.1.29   "Transaction Documents" shall have the meaning set forth in the
Purchase Agreement.

5A.1.30   "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Series A Preferred Stock then outstanding.

5A.2 Designation, Amount and Par Value.  Pursuant to Section 5.2 of Article
5 and subject to the terms and conditions of this Article 5A, a series of preferred stock shall be designated as the corporation's Series A Convertible Preferred Stock without par value (the "Series A Preferred Stock" or "Preferred Stock") and the number of shares so designated shall be five million (5,000,000) (which shall not be subject to increase without the consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock (each a "Holder" and collectively, the "Holders").
Capitalized terms not otherwise defined within this Article 5A shall have the meaning given such terms in Section 5A.1 hereof.

5A.3 Dividends and Other Distributions. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

5A.4 Voting Rights. The Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the corporation shall not, without the affirmative approval of the Holders of the shares of the Series A Preferred Stock then outstanding,
(a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the terms or conditions of the Series A Preferred Stock set forth in the Amended and Restated Articles of Incorporation of the corporation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5A.5) senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend the Second Amended and Restated Articles of Incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

5A.5 Liquidation. Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the corporation, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to $0.60 (the "Liquidation Value") before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. At the election of a Holder made by written notice delivered to the corporation at least two
(2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5A.5 any Fundamental Transaction described in Section 5A.7.9(d)(A) or 5A.7.9(d)(B)) or Change of Control shall be treated as a Liquidation.

5A.6 Conversion.

   5A.6.1    Conversions at Option of Holder.  Each share of Series A
Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 5A.6.3), into one (1) share of Common Stock (as adjusted as provided below, the "Conversion Ratio") at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion") as fully and originally executed by the Holder, together with the delivery by the Holder to the corporation of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the corporation or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the corporation by overnight delivery service (the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the corporation. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. The initial value of the Series A Preferred Stock on the Conversion Date shall be equal to $0.60 per share (as adjusted pursuant to Section 5A.7 or otherwise as provided herein, the "Conversion Value"). If the initial Conversion Value is adjusted pursuant to Section 5A.7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value. Thereafter, subject to any further adjustments in the Conversion Value, each share of Series A Preferred Stock shall be initially convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

     5A.6.2    Automatic Conversions.  Subject to Section 5A.5, all of the
outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the corporation (an "Automatic Conversion Event"). A "Change in Control" means a consolidation or merger of the corporation with or into another company or entity in which the corporation is not the surviving entity or the sale of all or substantially all of the assets of the corporation to another company or entity not controlled by the then existing stockholders of the corporation in a transaction or series of transactions. The corporation shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the corporation or its transfer agent or the holder notifies the corporation or its transfer agent in writing that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 5A.6.2, the corporation shall promptly send written notice thereof, by hand delivery or by overnight delivery, to the holder of record of all of the Series A Preferred Stock at its address then shown on the records of the corporation, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the corporation (or of its transfer agent for the Common Stock, if applicable).

5A.6.3    Beneficial Ownership Limitation.  Except as provided in Section
5A.6.2 above, the corporation shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the corporation (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates, so long as such other securities of the corporation are not exercisable nor convertible within sixty (60) days from the date of such determination. For purposes of this Section 5A.6.3, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the corporation's most recent quarterly reports, Form 10-Q, Form 10-QSB, Annual Reports, Form 10-K, or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act (B) a more recent public announcement by the corporation or (C) any other written notice by the corporation or the corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the corporation shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the corporation, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the corporation. This Section 5A.6.3 may be waived or amended only with the consent of the Holders of all of the Series A Preferred Stock and the consent of the holders of a majority of the shares of outstanding Common Stock of the corporation who are not Affiliates. For the purpose of the immediately preceding sentence, the term "Affiliate" shall mean any person: (a) that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the corporation, or (b) who beneficially owns (i) any shares of Series A Preferred Stock, or (ii) the corporation's Common Stock Purchase Warrant(s) dated December 29, 2005. For purposes of this Section 5A.6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

5A.6.4    Mechanics of Conversion.

(a) Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the "Share Delivery Date"), the corporation shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the corporation has elected or is required to pay accrued dividends in cash). After the Effective Date, the corporation shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the corporation under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the corporation shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

(b) Obligation Absolute; Partial Liquidated Damages. The corporation's obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the corporation to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the corporation posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the corporation shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 5A.6.4(a) within two (2) Trading Days of the Share Delivery Date applicable to such conversion, the corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $200 per Trading Day (increasing to $400 per Trading Day after three (3) Trading Days and increasing to $800 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the corporation's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(c) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 5A.6.4(a) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the corporation shall pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the corporation shall be required to pay the Holder $1,000. The Holder shall provide the corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the corporation. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the corporation's failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

(d) Reservation of Shares Issuable Upon Conversion. The corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5A.7) upon the conversion of all outstanding shares of Series A Preferred Stock. The corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

(e) Fractional Shares. Upon a conversion hereunder, the corporation shall not be required to issue stock certificates representing fractions of shares of the Common Stock.

(f) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid.

5A.7 Certain Adjustments.

5A.7.1    Stock Dividends and Stock Splits.  If the corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the corporation pursuant to this Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the corporation, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5A.7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

5A.7.2    Subsequent Equity Sales.  From the date hereof until such time as no Purchaser holds any of the Securities, the corporation shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below). The term "Variable Rate Transaction" shall mean a transaction in which the corporation issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or
(B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the corporation or the market for the Common Stock. The term "MFN Transaction" shall mean a transaction in which the corporation issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the corporation on terms more favorable than those granted to such investor in such offering. Any Purchaser shall be entitled to obtain injunctive relief against the corporation to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 5A.7.2 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

5A.7.3    Subsequent Rights Offerings.  The corporation, at any time while the Series A Preferred Stock is outstanding, shall not issue rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price.

5A.7.4    Anti-Dilution Price Adjustment.  From the date hereof until such time as the Holder holds less than 10% of the shares of Series A Preferred Stock issued to the original Holder, the corporation closes on the sale (other than an Exempt Issuance) of a note or notes, shares of Common Stock, or shares of any class of convertible preferred stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock, that is less than the Conversion Value (as adjusted to the capitalization per share as of the Closing Date, following any stock splits, stock dividends, or the like) (collectively, "Dilutive Issuance"), the corporation shall make a post-Closing adjustment in the Conversion Value of the Series A Preferred Stock so that the effective price per share paid by the Investor is reduced to a price determined by multiplying the current exercise price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus the number of shares of Common Stock which the aggregate consideration received by the corporation for the shares of Common Stock issuable in the Dilutive Issuance would purchase at the current Conversion Value, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus the number of additional shares of Common Stock to be issued in the Dilutive Issuance. For the purposes of the foregoing calculation, the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance shall be determined on a fully diluted basis as if, immediately prior to the Dilutive Issuance, all convertible securities issued by the corporation (including the Series A Preferred Stock) had been fully converted into shares of Common Stock and all outstanding warrants, options or other rights for the purchase of shares of Common Stock or convertible securities had been fully exercised and converted (and the resulting securities fully converted into shares of Common Stock, if so convertible). Such reduction of the Conversion Value shall be made at the time such Dilutive Issuance is executed.

5A.7.5    Waiver of Anti-Dilution Adjustment.  Notwithstanding anything herein to the contrary, the operation of, and any adjustment of the Series A Conversion Value Price pursuant to this Section 5A.7.5 may be waived with respect to any specific share or shares of Series A Preferred Stock, either prospectively or retroactively and either generally or in a particular instance by a writing executed by the registered Holder of such share or shares. Any waiver pursuant to this Section 5A.7.5 shall bind all future Holders of such shares of Series A Preferred Stock for which such rights have been waived.

5A.7.6    Adjustment Based on EBITDA.  In the event the corporation's
EBITDA is less than $4.5 million for the audited fiscal year ended March 31, 2007 as reported to the Commission on Form 10-KSB (where "EBITDA" means earnings before interest, tax, depreciation and amortization as reported from continuing operations before any non-recurring items), then the Conversion Value shall be reduced proportionately by the same percentage as the percentage decline below the $4.5 million EBITDA target, subject to a maximum reduction of 71.43% if the EBITDA is $1,285,714 or less. For example, if the corporation earns $3.6 million, or 20% below $4.5 million, then the Conversion Value shall be reduced by 20%. Such reduction shall be made at the time the March 31, 2007 financial results are reported and shall be made from the starting Conversion Value, and shall be cumulative upon any other changes to the Conversion Value that may already have been made. However, the Conversion Value shall not in any circumstance be dropped below $0.1714 per share.

5A.7.7    Pro Rata Distributions.  If the corporation, at any time while
Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

5A.7.8    Calculations.  All calculations under this Section 5A.7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 5A.7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

5A.7.9    Notice to Holders.

(g) Adjustment to Conversion Price. Whenever the Conversion Value is adjusted pursuant to any of Section 5A.7, the corporation shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

(h) Notices of Other Events. If (A) the corporation shall declare a dividend (or any other distribution) on the Common Stock; (B) the corporation shall declare a redemption of the Common Stock; (C) the corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the corporation shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the corporation; then in each case, the corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the corporation, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(i) Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 5A.7 in respect of an Exempt Issuance.

(j) Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (A) the corporation effects any merger or consolidation of the corporation with or into another Person, (B) the corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder's right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5A.7.9(d) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

5A.8 Miscellaneous.

5A.8.1    Notices.  Any and all notices or other communications or
deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the corporation, at the address provided in the Purchase Agreement, facsimile number (208) 344-1321 Attn: President, or such other address or facsimile number as the corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

5A.8.2    Absolute Obligation.  Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

5A.8.3    Lost or Mutilated Preferred Stock Certificate.  If a Holder's
Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the corporation.
5A.8.4    Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                            Article 6

To the fullest extent permitted by law, this corporation shall have the power to indemnify any person and to advance expenses incurred or to be incurred by such person in defending a civil, criminal, administrative or investigative action, suit or proceeding threatened or commenced by reason of the fact said person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Any such indemnification or advancement of expenses shall not be deemed exclusive of any other rights to which such person may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors of otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any indemnification or advancement of expenses so granted or paid by the corporation shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representative of such a person.

No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for liability imposed for failure to comply with the applicable legal standard of conduct for a director in any of the circumstances described in Section 30-1-48, Idaho Code; or (iv) for any transaction from which the director derives an improper personal benefit.

                            Article 7

The name and address of the incorporator is as follows:
          Name                     Address

          Donald J. Farley         702 W. Idaho Street, Suite 700
                                   Boise, Idaho 83702


                            Article 8

The terms and conditions of any rights, options and warrants approved by the Board of Directors of the corporation may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

DATED this ____ day of ________, 2006.

                                   Anthony A. Maher, President

                             ANNEX A

                       NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock without par value (the "Common Stock"), of PCS Edventure!.COM, Inc., an Idaho corporation (the "Company"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of shares of Common Stock owned prior to Conversion: _______________

Number of shares of Series A Preferred Stock to be Converted:
________________________

Value of shares of Series A Preferred Stock to be Converted:
____________________

Number of shares of Common Stock to be Issued: ___________________________

Certificate Number of Series A Preferred Stock attached hereto:________________________

Number of Shares of Series A Preferred Stock represented by attached certificate:__________



Number of shares of Series A Preferred Stock subsequent to Conversion:
________________

[HOLDER]

By:__________________________________
     Name:
     Title:

                            Exhibit B

                      510229 N.B. LTD. DBA LABMENTORS

                            Financial Statements

                             September 30, 2005

                         C O N T E N T S


    Balance Sheet                                                    3

    Statement of Operations                                          4

    Statement of Stockholders' Equity (Deficit)                      5

    Statement of Cash Flows                                          6

    Notes to the Financial Statements                                7

                  511092 N.B. LTD. DBA LABMENTORS
                            Balance Sheet
                          September 30, 2005
                             (Unaudited)

                              ASSETS

    CURRENT ASSETS

         Accounts receivable                               $   10,061
         Other receivable (Note 4)                              3,935
         Restricted cash (Note 3)                               4,600
                                                           ----------
              Total Current Assets                             18,596

    FIXED ASSETS (NET)                                          4,301

    EDUCATIONAL SOFTWARE (NET)                                156,099

    INTELLECTUAL PROPERTY (NET)                                20,925
                                                           ----------
              TOTAL ASSETS                                 $  199,921
                                                           ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

    CURRENT LIABILITIES

         Bank overdraft                                    $      640
         Accounts payable                                      33,969
         Accrued interest                                       8,473
         Accrued liabilities                                   12,793
         Deposits payable                                       4,267
         Unearned revenue                                       2,955
         Other current liabilities                              4,075
         Notes payable and current portion of long-term
          liabilities (Note 5)                                122,466
                                                           ----------
              Total Current Liabilities                       189,638
                                                           ----------
    LONG-TERM LIABILITIES

         Long-term liabilities (Note 5)                       130,522
                                                           ----------
              Total Liabilities                               320,160
                                                           ----------
    COMMITMENTS AND CONTINGENCIES (Note 6)

    STOCKHOLDERS' EQUITY (DEFICIT)

         Common stock, no par value, authorized unlimited
          shares; 17,511,200 shares issued and outstanding    295,275
         Accumulated other comprehensive loss                 (25,073)
         Accumulated deficit                                 (390,441)
                                                           ----------
              Total Stockholders' Equity (Deficit)           (120,239)
                                                           ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $  199,921
                                                           ==========

  The accompanying notes are an integral part of these financial statements.

                 511092 N.B. LTD. DBA LABMENTORS
        Statement of Operations and Other Comprehensive Loss
               For the Period Ended September 30, 2005
                             (Unaudited)


    REVENUES                                               $   55,246

    COST OF GOODS                                              22,327
                                                           ----------
    GROSS PROFIT                                               32,919

    EXPENSES

         Salaries and wages                                    50,675
         Depreciation and Amortization expense                 21,284
         General and administrative                            45,533
                                                           ----------
              Total Operating Expenses                        117,492
                                                           ----------
    OPERATING LOSS                                            (84,573)
                                                           ----------

    OTHER INCOME AND EXPENSES

         Interest expense                                     (21,229)
                                                           ----------
              Total Other Income and Expenses                 (21,229)
                                                           ----------
    NET LOSS                                                 (105,802)

    OTHER COMPREHENSIVE LOSS

         Foreign currency translation adjustment               (5,360)
                                                           ----------
    TOTAL COMPREHENSIVE LOSS                               $ (111,162)
                                                           ==========
    BASIC LOSS PER SHARE                                   $    (0.01)
                                                           ==========
    WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING          17,511,250
                                                           ==========


  The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
             Statement of Stockholders' Equity (Deficit)
                                                                    Other
                                  Common Shares     Accumulated  Comprehensive
                                Shares     Amount     Deficit        Loss

Balance, May 31, 2004        10,807,000   $ 64,377   $(125,338)  $   (19,553)

Stock issued for conversion
of debt - related party at
$0.04 per share               1,500,000     59,715           -             -

Stock issued for services
rendered at $0.04 per share     100,000      3,981           -             -

Stock issued for cash at
$0.02 per share               5,004,200     79,620           -             -

Stock issued for cash at
$0.88 per share                 100,000     87,582           -             -

Movement in other comprehensive
income (loss) - foreign currency
translation adjustments               -          -           -          (160)

Net loss for the year ended
May 31, 2005                          -          -    (159,301)            -
                             ----------  ---------  ----------   -----------
Balance, May 31, 2005        17,511,200  $ 295,275  $ (284,639)  $   (19,713)

Movement in other
comprehensive income (loss)
 - foreign currency
translation adjustments
(Unaudited)                           -          -           -        (5,360)

Net loss for the period ended
September 30, 2005 (Unaudited)        -          -    (105,802)            -
                             ----------  ---------  ----------   -----------
Balance, September 30, 2005
(Unaudited)                  17,511,200  $ 295,275  $ (390,441)  $   (25,073)
                             ==========  =========  ==========   ===========


  The accompanying notes are an integral part of these financial statements.

                   511029 N.B. LTD. DBA LABMENTORS
                       Statement of Cash Flows
               For the Period Ended September 30, 2005
                             (Unaudited)

    CASH FLOW FROM OPERATING ACTIVITIES

    Net loss                                        $ (105,802)
    Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization expense             21,284
      Amortization of debt discount                     16,841
    Changes in operating assets and liabilities:
      Increase in accounts receivable                    5,770
      Decrease in restricted cash                        9,334
      Decrease in other current assets                   1,086
      Decrease in prepaid expenses                       1,433
      (Decrease) in accounts payable                   (11,968)
      Increase in accrued liabilities                    8,805
      Increase in deferred revenue                       2,955
      Increase in accrued interest                       4,509
                                                    ----------
         Net Cash Used by Operating Activities         (45,753)
                                                    ----------
    CASH FLOW FROM INVESTING ACTIVITIES                      -

    CASH FLOWS FROM FINANCING ACTIVITIES

      Decrease in bank overdraft                        (7,946)
      Cash proceeds from notes payable                  53,699
                                                    ----------
         Net Cash Provided by Financing Activities      45,753

    NET INCREASE IN CASH                                     -

    CASH AT BEGINNING OF YEAR                                -
                                                    ----------
    CASH AT END OF YEAR                             $        -
                                                    ==========


    The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005
                             (Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The financial statements presented are those of 511092 N.B. LTD. DBA LabMentors, a Canadian Corporation ("the Company").

On February 2, 2000, LabMentors was incorporated under the laws of the Province of New Brunswick, Canada as 511092 N.B. LTD. to engage in web-based educational products. LabMentors currently sells products to Course
Technology and DeVry in the United States.   These programs offer a unique
atmosphere highly conducive to individual styles of learning and a system that utilizes computer technology to increase areas of inquiry and application. In addition, the labs allow certifications for several platforms and software applications at the collegiate level. The Company intends to continue to develop products for this market, as well as expand its reach into secondary
education in the U.S. and internationally.   Our products and technologies are
targeted to the public and private school classrooms. Our products and technologies are delivered to the classroom through software and Internet access. Our technologies allow students to explore the basic foundations of computers from programming to database technologies to server integration.

There are currently three major shareholders of the Company stock, including Joseph Khoury (President), Bogdan Itoafa (Co-Founder), and Workers Investment Fund.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected May 31 as its year-end.

b.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.  Basic Loss per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements. As of September 30, 2005, the Company had no stock equivalents outstanding.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

d.  Concentration of Credit Risks and Significant Customers

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which when realized have been within the range of management's expectations. The Company does not require collateral from its customers.

During the period ended September 30, 2005, the Company had sales to one major customer that accounted for 100 percent of revenues.

e. Foreign Currency Translation

The functional currency of the Company is the Canadian dollar ($CDN). The Company's financial statements have been translated into US dollars. All assets and liabilities are translated at the exchange rate on the balance sheet date and all revenues and expenditures are translated at the average rate for the year. Translation adjustments are reflected as a separate component of stockholders' equity, accumulated other comprehensive income
(loss) and the net change for the year reflected separately in the statements of operations and other comprehensive income (loss).

In accordance with SFAS No. 95, "Statement of Cash Flows," the cash flows of the Company are translated using the weighted average exchange rates during the respective period. As a result, amounts in the statement of cash flows related to changes in assets and liabilities will not necessarily agree with the changes in the corresponding balances on the balance sheet which was translated at the exchange rate at the end of the period.

f. Revenue Recognition

The Company recognizes revenues relating to access to and usage of its program and exercise software on the Company's website over the term of the subscription or hourly units purchased.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Newly Issued Accounting Pronouncements

During the period ended September 30, 2005, the Company adopted the following accounting pronouncements:

The FASB issued SFAS No. 123R (revised 2004) "Share-Based Payment" in December 2004. SFAS No. 123R requires employee stock-based compensation to be measured based on the fair value as of the grant-date of the awards and the cost is to be recognized over the period during which an employee is required to provide services in exchange for the award. This pronouncement eliminates the alternative use of Accounting Principles Board (APB) No. 25, wherein the intrinsic value method of accounting for awards. SFAS No. 123R is effective for the Company's fiscal year beginning June 1, 2005. The company will adopt the provisions of SFAS No. 123R on a prospective basis once the acquisition is complete. The financial statement impact is not an issue in that all stock currently outstanding with the Company will be converted to PCS stock upon close, after which time all calculations will be in accordance with their policies and procedures, which incorporate this new SFAS.

The FASB issued SFAS No. 154, Accounting Changes and Error Correction - a replacement of APB No. 20 and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements, in May 2005. SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's consolidated financial statement presentation.

h. Educational Software

The Company's inventory consists of internally developed education computer programs and exercises to be accessed on the internet. In accordance with FAS 86, the costs associated with research and initial feasibility of the programs and exercises are expensed as incurred. Once economic feasibility has been determined, the costs to develop the programs and exercises are capitalized until they are ready for sale and access and are reported at the lower of unamortized cost or net realizable value. Capitalized program and exercise inventory are amortized on a straight-line basis over the estimate useful life of the program or exercise, generally 42 to 48 months.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i.  Intellectual Property

The Company's intellectual property consists of capitalized costs associated with the development of the internet software and delivery platform developed by the Company to enable access to the various educational programs and exercises developed by the Company. In accordance with FAS 86 as discussed previously regarding inventory, the initial costs associated with researching the delivery platform and methods were expensed until economic feasibility and acceptance were determined. Thereafter, costs incurred to develop the internet online delivery platform and related environments were capitalized until ready for use and able to deliver and access the Company's educational programs and exercises. Costs incurred thereafter to maintain the delivery and access platform are expensed as incurred. These capitalized costs are being amortized on a straight-line basis over the estimated useful life of the Company's delivery and access platform which has been determined to be 60 months.

j. Property and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from five to seven years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

NOTE 3 - RESTRICTED CASH

Pursuant to an employment arrangement, the Company has placed funds in an escrow account with an attorney. Those funds are restricted as to their use and have been classified as such in the Company's financial statements. A portion of the funds are released each pay period to pay the salary of the employee who is utilizing LabMentors until December 2005 as an employee based immigration sponsor. The balance of restricted cash of September 30, 2005 was $3,935.

NOTE 4 - OTHER RECEIVABLES

This amount includes receivables from employees due to travel and other expense advances. Each will be properly categorized once documentation and/or receipts are provided to the accounting department. No material changes should be noted.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 5 - NOTES PAYABLE & LONG TERM DEBT

As of September 30, 2005, the following notes payable and long-term debt were outstanding:

                   ACOA Loan                              $    45,402
                   Loan #1 BH                                   5,587
                   Notes Payable WIF                           98,971
                   Notes Payable Frank Maresca                103,028
                                                          -----------
                              Total                           252,988

                   Less current portion                      (122,466)
                                                          -----------
                   Long Term Debt                         $   130,522
                                                          ===========

Also note that all debt, with the exception of the ACOA Loan will be converted at close of the acquisition, which occurred as a subsequent event referenced in Note 8.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Currently the Company has a month-to-month lease agreement for its office location. This lease is between the Company and a related party. This related party is wholly owned by the Company's President and CEO.

NOTE 7 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs. Additionally, the Company has accumulated significant losses, has negative working capital, and a deficit in stockholders' equity. All of these items raise substantial doubt about its ability to continue as a going concern. Management's plans with respect to alleviating the adverse financial conditions that caused its auditors to express substantial doubt about the Company's ability to continue as a going concern are as follows:

During the fiscal year ending May 2005, the Company opened discussions with PCS Edventures!.com, Inc. for possible acquisition activities. As stated in Note 8, this acquisition is set to close on or before November 30, 2005. Over the next fiscal year, the Company will continue to develop marketplace strategy for the U.S. market as well as the international market. See Note 8 for further information.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 8 - SUBSEQUENT EVENTS

In July 2005, the Company entered into a Letter of Intent Agreement which provides for the Company to be acquired by PCS Edventures!.com, Inc., an Idaho Corporation ("PCS"). On November 30, 2005, a Share Exchange Agreement was executed by all shareholders and PCS President to conclude the acquisition of LabMentors. LabMentors has since legally changed its name to PCS LabMentors, LTD. The Company is structured as a wholly owned subsidiary of PCS. All accounting is currently being transitioned to PCS, while sales and research and development continue to take place in Fredericton, New Brunswick Canada. No employees were terminated as a result of the acquisition.

In addition, the Company changed locations. The Company now operates from a smaller location owned and managed by an unrelated party on a month-to-month basis.

     b)  Pro forma financial information.

          Pro forma financial statements

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the acquisition of 511092 N.B. LTD. ("LabMentors") (a Canadian Company) by PCS Edventures!.com, Inc. ("PCS"). PCS has a year end of March 31 while LabMentors has a May 31 year end.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet'') as of September 30, 2005, and unaudited condensed combined pro forma statements of operations and other comprehensive loss for the periods ended September 30, 2005 and for the years ended March 31, 2005 (PCS) and May 31, 2005 (Lab Mentors) (the "pro forma statements of income''), have been prepared to reflect, for accounting purposes, the acquisition of LabMentors by PCS.

The following pro forma financial statements have been prepared based upon the historical financial statements of LabMentors and PCS. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of PCS and Susidiaries as of March 31, 2005; included in its Form 10-KSB and the May 31, 2005 audited financial statements and the unaudited September 30, 2005 financial statements filed separately with this Form 8-K.

The September 30, 2005 pro forma balance sheet assumes that the acquisition of LabMentors by PCS was completed at the beginning of the periods presented, May 31, 2004. The September 30, 2005 pro forma balance sheet includes the historical unaudited consolidated balance sheet data of LabMentors and PCS as of September 30, 2005. LabMentors and PCS have had no intercompany activity that would require elimination in the pro forma financial statements, with the exception of equity adjustments for gain on settlement of LabMentors' debt and recording of the purchase through a stock exchange.

The pro forma statements of operations for the periods ended September 30, 2005 and the year ended March 31, 2005 for PCS (May 31, 2005 for LabMentors, assumes that the acquisition of LabMentors by PCS occurred on June 1, 2004. The differences in the periods presented as a result of the differing year ends of the companies, does not materially distort the results of operations of the combined companies as if they were consolidated for all periods presented.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

           PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
       UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


                                                                   Pro Forma
                        PCS     LabMentors                         Combined
                                            Combined                  PCS
                       as of      as of    Historical             & LabMentors
                         September 30,        PCS &   Pro Forma  September 30,
                            2005           LabMentors Adjustments     2005

ASSETS

Current Assets:
Cash                   $  130,047 $        - $  130,047  $      -  $  130,047
Accounts receivable       583,936     10,061    593,997         -     593,997
Restricted cash                 -      4,600      4,600         -       4,600
Other current assets       12,307      3,935     16,242         -      16,242
                       ---------- ---------- ----------  --------  ----------
  Total Current Assets    726,290     18,596    744,886         -     744,886

Fixed Assets, Net:         13,834      4,301     18,135         -      18,135

Inventory                  87,416    156,099    243,515         -     243,515

Goodwill                        -          -          -    62,030 2    62,030

Other Assets                6,225     20,925     27,150         -      27,150
                       ---------- ---------- ----------  --------  ----------
      TOTAL ASSETS     $  833,765 $  199,921 $1,033,686  $ 62,030  $1,095,716
                       ========== ========== ==========  ========  ==========

LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)

Current Liabilities:
     Bank overdraft    $        - $      640 $      640  $      -  $      640
     Accounts payable     422,455     33,969    456,424         -     456,424
     Accrued compensation  56,293      5,727     62,020         -      62,020
     Payroll liabilities   48,769      5,358     54,127         -      54,127
     Accrued interest      60,344      8,473     68,817         -      68,817
     Accrued expenses      69,735      1,708     71,443         -      71,443
     Unearned revenue     347,310      2,955    350,265         -     350,265
     Deposits payable           -      4,267      4,267         -       4,267
     Other current
       liabilities              -      4,075      4,075         -       4,075
     Notes payable-
       related parties    116,690          -    116,690         -     116,690
     Notes payable        114,952    122,466    237,418  (122,466)1   114,952
                       ---------- ---------- ----------  --------  ----------
        Total Current
        Liabilities     1,236,548    189,638  1,426,186  (122,466)  1,303,720
                       ---------- ---------- ----------  --------  ----------
Long Term Liabilities
     Notes payable              -    130,522    130,522   (85,120)1    45,402
                       ---------- ---------- ----------  --------  ----------
        Total Non-
        Current
        Liabilities             -    130,522    130,522   (85,120)     45,402
                       ---------- ---------- ----------  --------  ----------

Total Liabilities       1,236,548    320,160  1,556,708  (207,586)  1,349,122
                       ---------- ---------- ----------  --------  ----------

Stockholders' Equity:
     Preferred stock       56,372          -     56,372        -      56,372
     Common stock      24,199,911    295,275 24,495,186 (207,586)1 24,619,911
                                                         420,000 2
                                                        (502,861)2
     Accumulated
      deficit         (24,659,066)  (390,441)(25,049,507)125,338 2(24,924,169)
     Accumulated Other
     Comprehensive Loss         -    (25,073)    (25,073) 19,553 2     (5,520)
                       ---------- ---------- ----------  --------  ----------
Total Stockholders'
Equity                   (402,783)  (120,239)   (523,022)269,616     (253,406)
                       ---------- ---------- ----------  --------  ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)              $  833,765 $  199,921 $1,033,686  $ 62,030  $1,095,716
                       ========== ========== ==========  ========  ==========

     (1) To reflect conversion of LabMentors debt to equity in conjunction with PCS acquisition.

     (2) To reflect PCS Edbentures acquisition of LabMentors as if done May 31, 2004.

            PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS AND OTHER
                        COMPREHENSIVE LOSS
                                                                   Pro Forma
                                                                   Combined
                        PCS     LabMentors                           PCS
                            for the                             & LabMentors
                         Months Ended       Combined            for the period
                         September 30,        PCS &  Pro Forma ended Sept. 30,
                            2005           LabMentors Adjustments    2005
REVENUES
     Lab Revenue      1,652,374 $  55,246  $ 1,707,620 $      0  $  1,707,620
     License Revenue     91,482         0       91,482        0        91,482
     Subscription
       Revenue            2,553         0        2,553        0         2,553
                     ---------- ---------  ----------- --------  ------------
       Total Revenues 1,746,409    55,246    1,801,655        0     1,801,655
                     ---------- ---------  ----------- --------  ------------
COST OF SALES           859,291    22,327      881,618        0       881,618
                     ---------- ---------  ----------- --------  ------------
GROSS PROFIT            887,118    32,919      920,037        0       920,037
                     ---------- ---------  ----------- --------  ------------
OPERATING EXPENSES

Salaries and wages      257,091    50,675      307,766        0       307,766
Depreciation expense      2,381    21,284       23,665        0        23,665
General and
  administrative        513,916    45,533      559,449        0       559,449
Stock for services
  expense                90,115         0       90,115        0        90,115
                     ---------- ---------  ----------- --------  ------------
    Total Operating
    Expenses            863,503   117,492      980,995        0       980,995
                     ---------- ---------  ----------- --------  ------------
OPERATING INCOME(LOSS)   23,615   (84,573)     (60,958)       0       (60,958)
                     ---------- ---------  ----------- --------  ------------
OTHER INCOME AND EXPENSES
Interest expense        (34,867)  (21,229)     (56,096)       0       (56,096)
Interest income              23         0           23        0            23
Other income             17,131         0       17,131        0        17,131
Other expense            (2,400)        0       (2,400)       0        (2,400)
Gain on settlement of
  debt                        0         0            0        0             0
                     ---------- ---------  ----------- --------  ------------
    Total Other Income
    and Expenses        (20,113)  (21,229)     (41,342)       0       (41,342)
                     ---------- ---------  ----------- --------  ------------
NET INCOME (LOSS)         3,502  (105,802)    (102,300)       0      (102,300)

OTHER COMPREHENSIVE LOSS
Foreign currency
translation adjustment        0    (5,360)     (5,360)        0        (5,360)
                     ---------- ---------  ----------- --------  ------------
TOTAL COMPREHENSIVE
LOSS                 $    3,502 $(111,162) $  (107,660)$      0  $   (107,660)
                     ========== =========  =========== ========  ============
Basic income per share                                           $      (0.00)
                                                                 ============
Weighted average shares outstanding                                27,087,405
                                                                 ============

            PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS AND OTHER
                        COMPREHENSIVE LOSS
                                                                   Pro Forma
                                                                   Combined
                        PCS     LabMentors                           PCS
                       for the   for the                        & LabMentors
                     Year Ended Year Ended Combined             for the year
                      March 31,   May 31,    PCS &  Pro Forma  ended March 31,
                        2005       2005   LabMentors Adjustments    2005
REVENUES
     Lab Revenue      1,294,709 $ 124,848  $ 1,419,557 $      0  $  1,419,557
     License Revenue    158,917         0      158,917        0       158,917
     Subscription
       Revenue           15,045         0       15,045        0        15,045
                     ---------- ---------  ----------- --------  ------------
     Total Revenues   1,468,671   124,848    1,593,519        0     1,593,519
                     ---------- ---------  ----------- --------  ------------
COST OF SALES           679,324         0      679,324        0       679,324

GROSS PROFIT            789,347   124,848      914,195        0       914,195
                     ---------- ---------  ----------- --------  ------------
OPERATING EXPENSES

Salaries and wages      452,756    79,406      532,162        0       532,162
Depreciation expense      2,052    30,202       32,254        0        32,254
General and
  administrative        751,338   167,698      919,036        0       919,036
Stock for services
  expense               525,004         0      525,004        0       525,004
                     ---------- ---------  ----------- --------  ------------
      Total Operating
      Expenses        1,731,150   277,306    2,008,456        0     2,008,456
                     ---------- ---------  ----------- --------  ------------
OPERATING LOSS         (941,803) (152,458)  (1,094,261)       0    (1,094,261)
                     ---------- ---------  ----------- --------  ------------
OTHER INCOME AND EXPENSES
Interest expense        (58,877)   (6,864)     (65,741)       0       (65,741)
Interest income             993         0          993        0           993
Other income             17,065         0       17,065        0        17,065
Gain on settlement
  of debt                43,990        21       44,011                 44,011
                     ---------- ---------  ----------- --------  ------------
      Total Other
      Income and
      Expenses            3,171    (6,843)      (3,672)       0        (3,672)
                     ---------- ---------  ----------- --------  ------------
NET LOSS               (938,632) (159,301)  (1,097,933)       0    (1,097,933)

OTHER COMPREHENSIVE LOSS
     foreign currency
     translation
     adjustment               0      (160)        (160)       0          (160)
                     ---------- ---------  ----------- --------  ------------
TOTAL COMPREHENSIVE
LOSS                 $ (938,632)$(159,461) $(1,098,093)$      0  $ (1,098,093)
                     ========== =========  =========== ========  ============

Basic income per share                                           $      (0.04)
                                                                 ============
Weighted average shares outstanding                                26,253,256
                                                                 ============